UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-22974

Eagle Point Credit Company Inc.

(Exact name of registrant as specified in charter)

20 Horseneck Lane

Greenwich, CT 06830

(Address of principal executive offices) (Zip code)

Thomas P. Majewski

c/o Eagle Point Credit Company Inc.

20 Horseneck Lane

Greenwich, CT 06830

(Name and address of agent for service)

Copies to

Thomas J. Friedmann

Philip T. Hinkle
Dechert LLP
One International Place, 40th Floor

100 Oliver Street

Boston, MA 02110
(617) 728-7120

Registrant’s telephone number, including area code: (203) 340-8500

Date of fiscal year end: December 31

Date of reporting period: December 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders

The Company’s Annual Report to stockholders for the year ending December 31, 2015 is filed herewith.

2015 STOCKHOLDER LETTER

AND ANNUAL REPORT

NYSE SYMBOLS: ECC / ECCA / ECCZ

Page Intentionally Left Blank

February 24, 2016

Dear Stockholders:

We are pleased to provide you with the enclosed report of Eagle Point Credit Company Inc. (“we”, “us”, “our” or the “Company”) for the fiscal year ended December 31, 2015.

The Company’s primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. We seek to achieve these objectives by investing primarily in equity and junior debt tranches of collateralized loan obligations (“CLOs”) and may also invest in other related investments that are consistent with our investment objective. The Company has a long-term oriented investment philosophy and invests with a primarily buy-and-hold mentality.

As we look back on 2015, it was a year that brought both challenges and opportunities. The Credit Suisse Leveraged Loan Index (“CSLLI”) recorded a total return of -0.4%, only its second negative annual total return since the inception of the index in 1992. The Merrill Lynch High Yield Master II Index returned -4.6% and the S&P 500 Index returned +1.4%, but with significant intra-year volatility.1

One of the attributes of CLO equity as an asset class which we seek to capitalize upon – the market’s relative inefficiency – proved a weakness from the perspective of mark-to-market valuation during the second half of 2015. As we have communicated in the past, our investment adviser, Eagle Point Credit Management LLC (the “Adviser”), believes that the potential for mark-to-market volatility during periods of market stress presents both a challenge for CLO equity as well as an opportunity for specialized, long-term oriented CLO market investors to invest capital at lower prices. We have sought to position the Company to do just this.

Company Overview

Common Stock

As of December 31, 2015, the net asset value (“NAV”) per share of the Company’s common stock was $13.72.

The Company’s common stock trades on the New York Stock Exchange (“NYSE”) under the symbol “ECC”. The trading price of our common stock may differ from NAV per share. The closing price per share of our common stock was $16.43 on December 31, 2015, representing a

[1]	The CSLLI tracks the investable universe of the US dollar-denominated leveraged loan market. The Merrill Lynch US High Yield Master II Index tracks the performance of US dollar-denominated below investment grade corporate debt publicly issued in the US domestic market. The S&P 500 Index tracks the performance of US equity markets and is based on the market capitalization of 500 large companies having common stock listed on the NYSE or NASDAQ. The performance of an index is not an exact representation of any particular investment, as you cannot invest directly in an index.

Not Part of the Annual Report	1

19.75% premium to NAV per share as of such date.2 The total return on our common stock for the year, inclusive of reinvestment of distributions, was -8.12%.

As of February 23, 2016, the closing price per share of common stock was $14.34 and management’s most recent estimate for NAV per share was $12.99 as of January 31, 2016.

During the year, the Company declared aggregate distributions payable to common stockholders of $2.40 per share, or $0.60 per calendar quarter. This represents a 12.15% distribution rate based on the average daily share price of our common stock during the year of $19.75. A portion of these distributions was comprised of a return of capital to common stockholders as disclosed at the time of the distributions. Given our current portfolio, we expect to continue a base quarterly distribution of $0.60 per share of common stock for the foreseeable future, though we note that the actual components and amount of such distributions are subject to variation from time to time.

Importantly, the amount of the distribution covered by net investment income has grown steadily each quarter since our initial public offering (“IPO”), from $0.31 per share in Q4 2014 to $0.53 per share as of Q4 2015. Similarly, quarterly cash flows from our portfolio have grown from $6.0 million in Q4 2014 to $21.1 million in Q4 2015. Cash flows from our portfolio have covered our distributions since our IPO and, as the Company continues to deploy available cash, we anticipate net investment income will continue to grow. In this respect, based on the cash flows and the investment income recognized on our portfolio investments through February 23, 2016, and management’s expectations of such items through March 31, 2016 under current market conditions, the Company expects its GAAP net investment income per share for the quarter ending March 31, 2016 to be between $0.57 and $0.62.

As of December 31, 2015, we had debt and preferred securities outstanding which totaled approximately 27.4% of our total assets, which is in line with management’s expectations under current market conditions of operating the Company with leverage (in the form of borrowings, debt securities and/or preferred stock) within a range of 25% to 35% of total assets. As market conditions evolve, or should significant opportunities present themselves, the Company may incur leverage outside of this range, subject to applicable regulatory limits.

We also want to highlight the Company’s dividend reinvestment plan for common stockholders. This plan allows common stockholders to reinvest their distributions into new shares of common stock. If the prevailing market price of our common stock exceeds our NAV per share by a certain margin as described in the enclosed annual report, such reinvestment is at a discount to the prevailing market price. We encourage all common stockholders to carefully review the terms of the plan, which are described in the enclosed report.

[2]	An investment company trades at a premium when the market price at which its shares trade is more than its net asset value per share. Alternatively, an investment company trades at a discount when the market price at which its shares trade is less than its net asset value per share. Past performance is not indicative of, or a guarantee of, future performance.

Not Part of the Annual Report	2

Series A Term Preferred Stock

In May 2015 and June 2015, the Company issued a total of 1,818,000 shares of Series A Term Preferred Stock due 2022 (“Series A Term Preferred Stock”) in an underwritten public offering. The Series A Term Preferred Stock has a liquidation preference of $25 per share and carries a 7.75% annual dividend, payable monthly. We are required to redeem the Series A Term Preferred Stock on June 30, 2022 and may redeem the outstanding shares of the Series A Term Preferred Stock in whole or in part at our option on or after June 29, 2018.

The Series A Preferred Stock trades on the NYSE under the symbol “ECCA”. On December 31, 2015, the closing price of the Series A Term Preferred Stock was $25.39 per share. As of February 23, 2016, the closing price of the Series A Term Preferred Stock was $24.16.

Through December 31, 2015, we paid aggregate dividends of $1.20 per share of the Series A Term Preferred Stock.

Series 2020 Notes

In December 2015, the Company issued $25 million aggregate principal amount of its 7.00% notes due 2020 (the “Series 2020 Notes”) in an underwritten public offering. The Series 2020 Notes mature on December 31, 2020 and may be redeemed in whole or in part at the Company’s option on or after December 31, 2017. The Series 2020 Notes bear interest at a rate of 7.00% per year, payable quarterly, and are rated “A-” by Egan-Jones Rating Company.

The Series 2020 Notes were issued in minimum denominations of $25 (and integral multiples thereof) and trade on the NYSE under the symbol “ECCZ”. On December 31, 2015, the closing price of the Series 2020 Notes was $24.85 per $25 principal amount. As of February 23, 2016, the closing price of the Series 2020 Notes was $24.30.

Portfolio Overview

2015 Portfolio Update

Our portfolio continues to generate meaningful cash flow despite downward mark-to-market volatility in the prices of the CLO securities that we hold. During 2015, the Company received cash distributions from our portfolio of $66.6 million, or approximately $4.82 per share of common stock. The Adviser believes that the apparent inconsistency between high cash flows and falling market prices should eventually converge. We seek to reinvest cash flows in excess of our costs, including our financing costs, and common stock distributions in a manner consistent with our investment objectives and strategy, and as discussed above, believe that the current market presents an opportunity to invest such capital at lower prices. Based on a review of our current portfolio, we do not anticipate a material change in our original internal return estimate for our aggregate CLO equity portfolio over the life of such investments.

Not Part of the Annual Report	3

During the year, we made net new investments, via both the primary and secondary markets, totaling $114.6 million. The new CLO equity purchased during the period had a weighted average expected yield of 18.63%. Importantly, this expected yield includes a provision for future credit losses.

The Adviser continues to seek attractive investment opportunities on our behalf and continues to evaluate opportunities both in the primary and secondary markets. Maintaining varied exposure to CLO vintage years – and even “micro-vintages” within each vintage year – remains a very important part of our investment approach, and the Adviser remains selective in its investment process with this approach in mind.

Included within the enclosed report, you will find detailed portfolio information, including certain look-through information related to the underlying collateral characteristics of the CLO equity and other unrated investments that we held as of December 31, 2015.

Subsequent Portfolio Developments

As of December 31, 2015, we had $21.9 million of cash, and through February 23, 2016, we received cash distributions on our investment portfolio of $20.3 million. From January 1, 2016 to February 23, 2016, we made net new investments totaling $25.1 million. Our Adviser continues to analyze investment opportunities which may be attractive to the Company.

Market Overview

Loan Market

As noted above, 2015 was only the second year of negative total returns (-0.4%) for the CSLLI in its 24-year history. The average price of the CSLLI fell from $96.28 at the beginning of the year to $91.43 at year end, and the loans in the index generated interest of approximately $4.47. It is this interest component that drives the Company’s cash flows.

New issue US institutional loan activity fell to $257.9 billion in 2015 from $376.5 billion the year before, according to S&P Capital IQ. As of December 2015, there was approximately $850 billion of loans outstanding according to S&P Capital IQ, up from $832 billion the prior year. This sizeable market allows for a broad range of reinvestment opportunities for the CLOs in our portfolio.

According to S&P Capital IQ, from May 2015 to December 2015, the new issue yield to maturity on BB and B rated loans increased by 1.18% and 0.94%, respectively, reflecting the benefit of both wider spreads and greater original issue discounts, or “OIDs”. For perspective, the average purchase price of new issue loans during the fourth quarter of 2015 was approximately 98%. This level of OID (approximately 200 basis points) compares favorably to approximately 50 basis points of OID commonly found in new issue loans earlier in 2015 and can help CLOs partially offset credit expense.

Not Part of the Annual Report	4

As we have previously communicated, the Adviser believes that, given the ability of a CLO to continue to reinvest during a period of market stress (i.e., when loan prices are falling and loan spreads are widening), loan price volatility can be beneficial to CLO equity over the long-term.

CLO Market

According to estimates, the total return for US CLO 2.03 equity in 2015 was between -13.4% and -15%.4 To put the 2015 CLO market performance into perspective, we believe that the price movement during the second half of 2015 was among the worst in the history of the CLO market. We believe that the price movement experienced in the CLO market was primarily the result of two key factors:

1)	Concerns related to energy exposure coupled with global macroeconomic concerns, and

2)	Negative technical factors in the CLO market.

Concerns associated with energy exposure weighed heavily on the market for below investment grade credit during much of 2015. As of December 2015, on a look through basis, the Company had exposure to the oil and gas industry of 3.9% based on par value (an exposure which is in line with the broader loan market). By contrast, as of December 2015, the J.P. Morgan US High-Yield Index had energy exposure of 17.8% based on par value.5

The Adviser’s base case underwriting assumptions assume that our CLOs’ underlying loan portfolios experience 2% defaults per year once such loans in the underlying portfolios are seasoned. To look at a severe case, given our limited exposure to the sector, if half of our exposure to the energy sector were to default evenly over the next two years and there were no other defaults in our underlying portfolio, such defaults would amount to less than our base case budgets for defaults on seasoned portfolios over the next two years. Of course, defaults in sectors other than energy can also be expected in 2016.

In addition, a number of global uncertainties continue to weigh on all markets. Slowing growth in global markets, monetary policy concerns, currency exchange rate concerns and geopolitical tensions are among the factors weighing on investors.

From the perspective of market technical factors, we believe that CLO equity demand from two of its largest recent buyer bases, hedge funds and business development companies, decreased meaningfully during 2015. With a notable portion of the recent CLO equity buyer base

[3]	“CLO 2.0” generally refers to CLOs issued from 2010 to date.
[4]	Morgan Stanley, in its written January 2016 CLO market commentary, estimated total returns for 2015 to be -15%; Citi Research, in a report published in January 2016, estimated total returns for 2015 to be -14.1%; and the total return of J.P. Morgan’s PricingDirect, a pricing source for CLO 2.0 equity that is published annually, was -13.4% for 2015.
[5]	The J.P. Morgan US High-Yield Index is designed to mirror the investable universe of the US high yield corporate debt market, including issues of US and Canadian domiciled issuers. You cannot invest directly in an index.

Not Part of the Annual Report	5

decreasing purchases (or selling) during 2015, the prices of CLO equity securities fell. We were able to take advantage of these market technicals through purchases of two CLO equity positions in the secondary market.

Looking forward, the potential for continued mark-to-market volatility remains. In addition, there is the potential for increased default rates as compared to 2015. For perspective, as of year end 2015, 3.5% of the S&P/LSTA Index was in default according to S&P Capital IQ.6 This compares to 0.46% on a look-through basis to the Company’s portfolio.

Further, aside from loan defaults, there is the potential for credit rating agencies to downgrade loans at a higher rate as compared to 2015. Loan downgrades to CCC+/Caa1 or lower may have the effect of causing certain CLOs to be required to divert cash flows from the subordinated investors, such as the Company, until certain overcollateralization tests are satisfied. Importantly, however, the inability of such a CLO to satisfy these tests typically would not result in forced loan sales (at a time when such sales may not be optimal) or a restriction on the CLO’s ability to reinvest loan prepayments (described more below).

All of the CLOs in our portfolio currently have the ability to reinvest capital. Therefore, to the extent an increase in the default rate brings downward pricing pressure to the loan market broadly, these CLOs have the opportunity to reinvest at discounted prices and, in CLO parlance, “build par”. In such cases, “building par” can potentially be a meaningful tool to offset credit expense.

While loan default rates are often discussed, we believe it is equally important to consider loan prepayment rates. During 2015, approximately 21% of outstanding loans prepaid at par according to S&P Capital IQ. In addition, the ten-year average annual loan prepayment rate is over 30% and even during 2008 and 2009, a combined 24% of outstanding loans prepaid at par, according to S&P Capital IQ. During times of market stress, in a closed structure such as a CLO, those par dollars from prepayments can be reinvested into new loans during the reinvestment period, often at discounts to par—thereby, providing an opportunity for the CLO to “build par” as described above.

CLO Issuance Volume and Risk Retention

According to S&P Capital IQ, for the full 2015 year, US CLO issuance reached $97.3 billion, which was at the upper end of the Adviser’s expected issuance range for 2015. Although it was down from 2014’s volume, 2015 was still the second busiest year on record for the market. In 2015, 87 different collateral managers issued CLOs, notably including 11 which had not issued in 2014 based on the Adviser’s analysis. Looking forward to 2016, not unlike many others in

[6]	The S&P/LSTA Index includes US dollar-denominated senior secured syndicated term loans with a minimum size of $50 million and minimum spread of LIBOR + 125 basis points.

Not Part of the Annual Report	6

the market, the Adviser expects lower issuance as the market works to equilibrate during this period of volatility.

The December 24, 2016 US risk retention deadline is soon approaching for CLO managers. Under the rules, a CLO sponsor (e.g., the manager of the CLO) is generally required to retain a 5% interest in the credit risk of the assets collateralizing the CLO. According to S&P Capital IQ, approximately 30% of the CLOs issued in the fourth quarter of 2015 were structured to be compliant with the risk retention regulations. We believe that there is no “one size fits all” approach to satisfying the risk retention requirement and that there are a number of viable alternatives for CLO managers to pursue to comply with the requirement.

Additional Information

In addition to the Company’s regulatory requirement to file certain quarterly and semi-annual portfolio information as described further in the enclosed report, the Company makes a monthly estimate of NAV and certain additional financial information available to investors via our website (www.eaglepointcreditcompany.com). This information includes an estimated range of the Company’s NAV per share of common stock for the prior month end, generally made available within the first fifteen days after each calendar month end, and, during the latter part of each month, certain additional portfolio-level information and an updated estimate of NAV, if applicable. Going forward, in connection with the publication of management’s estimate of the Company’s calendar quarter end NAV, the Company intends to publish management’s estimate of the Company’s net investment income for that quarter.

We appreciate the trust and confidence our stockholders have placed in the Company.

Thomas Majewski

Chief Executive Officer

This letter is intended to assist stockholders in understanding the Company’s performance during the year ended December 31, 2015. The views and opinions in this letter were current as of February 24, 2016. Statements other than those of historical facts included herein may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors. The Company undertakes no duty to update any forward-looking statement made herein.

[Important information regarding projected financial information follows on next page.]

Not Part of the Annual Report	7

FURTHER INFORMATION REGARDING PROJECTED FINANCIAL INFORMATION

The projection of net investment income for the fiscal quarter ending March 31, 2016 reflects management’s judgment as of the date of this letter of conditions it expects to exist and the course of action it expects the Company to take during the three months ending March 31, 2016. The projected amount is based on investment income to date and assumes that the CLO investments held by the Company comply with their distribution waterfall requirements for the current period and that current market conditions continue. Although the Company considers its assumptions to be reasonable as of the date of this letter, such assumptions are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projection, including risks and uncertainties described in the Company’s filings with the Securities and Exchange Commission, such as the risks described under the heading “Investment Risk Factors and Concentration of Investments” in the notes to the Company’s consolidated financial statements included in the Company’s Annual Report to Stockholders for the fiscal year ended December 31, 2015. Accordingly, there can be no assurance that the projection is indicative of the Company’s future performance or that actual results will not differ materially from those presented in the projection.

The projected net investment income information was not prepared with a view toward complying with the guidelines established by the American Institute of Certified Public Accountants with respect to prospective financial information, but, in the Company’s view, was prepared on a reasonable basis and reflects the best currently available estimates and judgments of Company management. However, this information is not fact and readers of this letter should not rely upon this information as being necessarily indicative of future results or to place undue reliance on the projected financial information. Inclusion of the projected financial information in this letter should not be regarded as a representation by any person that the results contained in the projected financial information will be achieved.

Neither the Company’s independent registered public accounting firm nor any other independent accountants has compiled, examined, or performed any procedures with respect to the projected financial information contained herein, nor has either one of them expressed any opinion or any other form of assurance on such information or its achievability, and assume no responsibility for, and disclaim any association with, the prospective financial information.

The Company does not generally plan to publish projected financial information. Accordingly, the Company does not intend to update or otherwise revise the projected financial information for the fiscal quarter ending March 31, 2016 to reflect circumstances existing since its preparation or to reflect the occurrence of unanticipated events, even in the event that any or all of the underlying assumptions are shown to be in error. Furthermore, the Company does not intend to update or revise the prospective financial information to reflect changes in general economic or industry conditions.

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Eagle Point Credit Company Inc.

Annual Report – December 31, 2015

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Important Information

This report is transmitted to the stockholders of Eagle Point Credit Company Inc. (“we”, “us”, “our” or the “Company”) and is furnished pursuant to certain regulatory requirements. This report is provided for informational purposes only, does not constitute an offer to sell securities of the Company and is not a prospectus.

Investors should read the Company’s prospectus carefully and consider their investment goals, time horizons and risk tolerance before investing in the Company. Investors should consider the Company’s investment objectives, risks, charges and expenses carefully before investing in securities of the Company. There is no guarantee that any of the goals, targets or objectives described in this report will be achieved.

An investment in the Company is not appropriate for all investors. The investment program of the Company is speculative, entails substantial risk and includes investment techniques not employed by traditional mutual funds. An investment in the Company is not intended to be a complete investment program. Shares of closed-end investment companies, such as the Company, frequently trade at a discount from their net asset value (“NAV”), which may increase investors’ risk of loss. Past performance is not indicative of, or a guarantee of, future performance. The performance and certain other portfolio information quoted herein represents information as of December 31, 2015. Nothing herein should be relied upon as a representation as to the future performance or portfolio holdings of the Company. Investment return and principal value of an investment will fluctuate, and shares, when sold, may be worth more or less than their original cost. The Company’s performance is subject to change since the end of the period noted in this report and may be lower or higher than the performance data shown herein.

Neither Eagle Point Credit Management LLC (the “Adviser”) nor the Company provide legal, accounting or tax advice. Any statement regarding such matters is explanatory and may not be relied upon as definitive advice. Investors should consult with their legal, accounting and tax advisors regarding any potential investment. The information presented herein is as of the dates noted herein and is derived from financial and other information of the Company, and, in certain cases, from third party sources and reports (including reports of third party custodians, CLO managers and trustees) that have not been independently verified by the Company. As noted herein, certain of this information is estimated and unaudited, and therefore subject to change. We do not represent that such information is accurate or complete, and it should not be relied upon as such.

For more complete information, or to obtain a prospectus, please visit http://www.eaglepointcreditcompany.com.

About Eagle Point Credit Company Inc.

The Company is a publicly-traded, non-diversified, closed-end management investment company. The Company’s investment objectives are to generate high current income and capital appreciation primarily through investment in equity and junior debt tranches of CLOs. The Company is externally managed and advised by Eagle Point Credit Management LLC. The principals of Eagle Point Credit Management LLC are Thomas P. Majewski, Daniel W. Ko and Daniel M. Spinner. The Company makes a monthly estimate of NAV and certain additional financial information available to investors via our website (www.eaglepointcreditcompany.com). This information includes an estimated range of the Company’s NAV per share of common stock for the prior month end, generally made available within the first fifteen days after each calendar month end, and, during the latter part of each month, certain additional portfolio-level information and an updated estimate of NAV, if applicable.

Forward-Looking Statements

This report may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this report may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described in the Company’s filings with the US Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this report.

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Summary of Certain Unaudited Portfolio Characteristics

The information presented below is on a look–through basis to the collateralized loan obligation, or “CLO”, equity and related investments held by the Company as of December 31, 2015 (except as otherwise noted) and reflects the aggregate underlying exposure of the Company based on the portfolios of those investments. The data is estimated and unaudited and is derived from CLO trustee reports received by the Company relating to December 2015 and from custody statements and/or other information received from CLO collateral managers, or other third party sources.1

Summary of Underlying Portfolio Characteristics (as of 12/31/2015)[1]
Number of unique underlying borrowers	1,078
Largest exposure to any individual borrower	1.03%
Average individual borrower exposure	0.09%
Exposure to ten largest underlying borrowers	7.31%
Aggregate exposure to senior secured loans	97.59%
Weighted average stated spread	4.01%
Weighted average LIBOR floor	0.95%
Weighted average % of floating rate loans w/LIBOR floors	98.67%
Weighted average credit rating of underlying collateral	B+/B
Weighted average junior overcollateralization (OC) cushion	4.75%
Weighted average market value of underlying collateral	94.77%
Weighted average maturity of underlying collateral	5.3 years
US dollar currency exposure	100%

The top ten underlying obligors on a look-through basis to the Company’s CLO equity and other unrated investments as of December 31, 2015 are provided below:

Top 10 Underlying Obligors[1]
Obligor	% of Total
Avago	1.0%
Asurion	0.9%
Albertsons	0.9%
Valeant Pharmaceuticals	0.8%
Numericable	0.7%
Altice	0.7%
American Airlines	0.7%
Formula One	0.6%
First Data	0.6%
Community Health Systems	0.5%
Total	7.3%

The top ten industries of the underlying obligors on a look-through basis to the Company’s CLO equity and other unrated investments as of December 31, 2015 are provided below:

Top 10 Industries of Underlying Obligors[1]
Industry	% of Total
Business equipment & services	9.1%
Health care	7.6%
Electronics/electrical	7.5%
Leisure goods/activities/movies	5.8%
Retailers (except food & drug)	5.6%
Chemicals & plastics	5.2%
Telecommunications	5.1%
Financial intermediaries	4.8%
Oil & gas	3.9%
Lodging & casinos	3.1%
Total	57.7%

The credit ratings distribution of the underlying obligors on a look-through basis to the Company’s CLO equity and other unrated investments as of December 31, 2015 is provided below:

The maturity distribution of the underlying obligors on a look-through basis to the Company’s CLO equity and other unrated investments as of December 31, 2015 is provided below:

[1]	Depending on when such information was received, this data may reflect a lag in the information reported. As such, while this information was obtained from December 2015 trustee reports and similar reports, it does not reflect actual underlying portfolio characteristics as of December 31, 2015 and this data may not be representative of current or future holdings. In addition, certain underlying borrowers may be re-classified from time to time based on developments in their respective businesses and/or market practices. Accordingly, certain underlying borrowers that are currently, or were previously, summarized as a single borrower or in a particular industry may in current or future periods be reflected as multiple borrowers or in a different industry, as applicable.

[2]	Credit ratings shown are based on those assigned by Standard & Poor’s (“S&P”) or, for comparison and informational purposes, if S&P does not assign a rating to a particular obligor, the ratings shown depict the S&P equivalent rating of a rating agency that rated the obligor. S&P credit ratings were selected for use herein as they typically apply to the obligor rather than a specific borrowing in CLO methodology. The ratings of specific borrowings by an obligor may differ from the rating assigned to the obligor and may differ among rating agencies. Ratings below BBB- are below investment grade. Further information regarding S&P’s rating methodology and definitions may be found on its website (www.standardandpoors.com).

Consolidated Financial Statements for the Year Ended December 31, 2015

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Statement of Assets and Liabilities

As of December 31, 2015

(expressed in U.S. dollars)

ASSETS

Investments, at fair value (cost $305,356,446)	$234,280,618
Cash	21,941,373
Interest receivable	12,193,214
Prepaid expenses	515,747
Due from affiliates	30,000
Total Assets	268,960,952

LIABILITIES

Mandatorily redeemable preferred stock (Note 7):
Mandatorily redeemable preferred stock (1,818,000 shares outstanding)	45,450,000
Unamortized deferred debt issuance costs associated with mandatorily redeemable preferred stock	(1,967,213)
Net mandatorily redeemable preferred stock less associated unamortized deferred debt issuance costs	43,482,787

Unsecured notes payable (Note 8):
Unsecured notes payable (1,000,000 notes outstanding)	25,000,000
Unamortized deferred debt issuance costs associated with unsecured notes	(1,203,350)
Net unsecured notes payable less associated unamortized deferred debt issuance costs	23,796,650

Common stock distribution payable	8,292,066
Incentive fee payable	2,161,035
Management fee payable	1,040,613
Administration fees payable (Note 4)	164,520
Professional fees payable	132,969
Accrued interest on unsecured notes payable	131,250
Other expenses payable	151,977
Total Liabilities	79,353,867

COMMITMENTS AND CONTINGENCIES (Note 10)

NET ASSETS applicable to 13,820,110 shares of $0.001 par value common stock outstanding	$189,607,085

NET ASSETS consist of:
Paid-in capital (Notes 5 & 6)	$270,310,395
Accumulated net realized gain (loss) on investments	796,290
Accumulated net unrealized appreciation (depreciation) on investments	(71,075,828)
Aggregate common stock distributions paid in excess of net investment income	(10,423,772)
Total Net Assets	$189,607,085
Net asset value per share of common stock	$13.72

See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Schedule of Investments

As of December 31, 2015

(expressed in U.S. dollars)

					% of Net
Issuer	Investment (1)	Principal Amount	Cost	Fair Value (2)	Assets
CLO Debt
CIFC Funding 2015-III, Ltd.	CLO Secured Note - Class F (7.22% due 10/19/27) (3)	$1,150,000	$1,042,184	$925,083	0.49%
Cutwater 2015-I, Ltd.	CLO Secured Note - Class F (7.42% due 7/15/27) (3)	3,500,000	3,159,083	2,552,025	1.35%
Marathon CLO VIII Ltd.	CLO Secured Note - Class D (6.34% due 7/18/27) (3)	750,000	703,858	609,075	0.32%
Zais CLO 3, Ltd.	CLO Secured Note - Class E (7.62% due 7/15/27) (3)	2,600,000	2,306,818	1,757,340	0.93%
			7,211,943	5,843,523	3.09%
CLO Equity
Apidos CLO XIV	CLO Subordinated Note (estimated yield of 15.34% due 4/15/25) (4)(5)	11,177,500	8,005,894	6,448,123	3.40%
Avery Point V CLO, Ltd.	CLO Income Note (estimated yield of 14.57% due 7/17/26) (4)	10,875,000	7,970,448	3,355,161	1.77%
Babson CLO Ltd. 2013-II	CLO Subordinated Note (estimated yield of 16.65% due 1/18/25) (4)(5)	12,939,125	8,536,209	7,023,601	3.70%
Battalion CLO IX Ltd.	CLO Subordinated Note (estimated yield of 19.03% due 7/15/28) (4)(5)	18,250,000	16,256,210	13,462,955	7.10%
BlueMountain CLO 2013-2, Ltd.	CLO Subordinated Note (estimated yield of 15.45% due 1/22/25) (4)	5,000,000	4,160,190	3,008,182	1.59%
Bowman Park CLO Ltd.	CLO Subordinated Note (estimated yield of 20.75% due 11/23/25) (4)	8,180,000	6,079,903	5,605,549	2.96%
CIFC Funding 2013-I, Ltd.	CLO Subordinated Note (estimated yield of 14.85% due 4/16/25) (4)	4,000,000	3,182,912	2,207,693	1.16%
CIFC Funding 2013-II, Ltd.	CLO Subordinated Note (estimated yield of 14.79% due 4/21/25) (4)(5)	12,325,000	7,572,270	6,885,595	3.63%
CIFC Funding 2014, Ltd.	CLO Subordinated Note (estimated yield of 18.04% due 4/18/25) (4)(5)	13,387,500	9,156,368	6,917,809	3.65%
CIFC Funding 2014, Ltd.	CLO Income Note (estimated yield of 18.04% due 4/18/25) (4)	500,000	362,737	242,687	0.13%
CIFC Funding 2014-III, Ltd.	CLO Income Note (estimated yield of 16.19% due 7/22/26) (4)	5,000,000	3,910,932	2,810,456	1.48%
CIFC Funding 2014-IV, Ltd.	CLO Income Note (estimated yield of 14.11% due 10/17/26) (4)	7,000,000	5,418,447	3,540,557	1.87%
CIFC Funding 2015-III, Ltd.	CLO Subordinated Note (estimated yield of 16.75% due 10/19/27) (4)(5)	15,400,000	12,662,607	11,202,868	5.91%
Cutwater 2015-I, Ltd.	CLO Subordinated Note (estimated yield of 19.52% due 7/15/27) (4)(5)	27,300,000	21,837,773	18,765,741	9.90%
Flagship CLO VIII, Ltd.	CLO Subordinated Note (estimated yield of 14.82% due 1/16/26) (4)(5)	20,000,000	14,780,724	8,232,025	4.34%
Flagship CLO VIII, Ltd.	CLO Income Note (estimated yield of 14.82% due 1/16/26) (4)	7,360,000	5,060,213	2,590,979	1.37%
Galaxy XVIII CLO, Ltd.	CLO Subordinated Note (estimated yield of 13.12% due 10/15/26) (4)	5,000,000	3,683,153	1,423,479	0.75%
GoldenTree Loan Opportunities VIII, Limited	CLO Subordinated Note (estimated yield of 17.20% due 4/19/26) (4)	16,560,000	13,616,210	9,335,361	4.92%
Halcyon Loan Advisors Funding 2014-3, Ltd.	CLO Subordinated Note (estimated yield of 13.43% due 10/22/25) (4)	5,750,000	4,628,909	2,037,315	1.07%
Marathon CLO VI Ltd.	CLO Subordinated Note (estimated yield of 14.24% due 5/13/25) (4)	2,975,000	2,168,912	1,770,971	0.93%
Marathon CLO VII Ltd.	CLO Subordinated Note (estimated yield of 15.67% due 10/28/25) (4)	10,526,000	8,512,584	6,042,442	3.19%
Marathon CLO VIII Ltd.	CLO Subordinated Note (estimated yield of 19.42% due 7/18/27) (4)	14,500,000	13,775,000	12,297,791	6.49%
Octagon Investment Partners XIV, Ltd.	CLO Subordinated Note (estimated yield of 18.17% due 1/15/24) (4)(5)	12,325,000	8,800,802	5,138,759	2.71%
Octagon Investment Partners XIV, Ltd.	CLO Income Note (estimated yield of 18.17% due 1/15/24) (4)	4,250,000	2,801,840	1,684,707	0.89%
Octagon Investment Partners XIX, Ltd.	CLO Subordinated Note (estimated yield of 15.76% due 4/15/26) (4)	3,000,000	2,227,932	1,413,887	0.75%
Octagon Investment Partners XVII, Ltd.	CLO Subordinated Note (estimated yield of 15.08% due 10/25/25) (4)	12,000,000	9,094,044	5,158,458	2.71%
Octagon Investment Partners XX, Ltd.	CLO Subordinated Note (estimated yield of 13.45% due 8/12/26) (4)	2,500,000	2,110,855	1,389,799	0.73%
OHA Credit Partners IX, Ltd.	CLO Subordinated Note (estimated yield of 12.13% due 10/20/25) (4)	6,750,000	5,658,697	3,315,223	1.75%
Regatta III Funding Ltd.	CLO Subordinated Note (estimated yield of 12.29% due 4/15/26) (4)	2,500,000	1,776,892	898,819	0.47%
Sheridan Square CLO, Ltd.	CLO Subordinated Note (estimated yield of 21.00% due 4/15/25) (4)(5)	2,125,000	1,750,116	1,513,821	0.80%
THL Credit Wind River 2013-2 CLO Ltd.	Class M Note (estimated yield of 7.68% due 1/18/26) (4)	1,275,000	146,776	464,080	0.24%
THL Credit Wind River 2013-2 CLO Ltd.	CLO Subordinated Note (estimated yield of 14.15% due 1/18/26) (4)	11,462,250	8,542,735	6,119,354	3.23%
THL Credit Wind River 2014-3 CLO Ltd.	CLO Subordinated Note (estimated yield of 17.65% due 1/22/27) (4)	13,000,000	10,853,806	9,135,846	4.82%
Voya CLO 2014-4, Ltd.	CLO Subordinated Note (estimated yield of 15.28% due 10/14/26) (4)	10,000,000	8,463,786	5,524,488	2.91%
Zais CLO 3, Ltd.	CLO Subordinated Note (estimated yield of 19.04% due 7/15/27) (4)(5)	11,750,000	9,227,617	5,988,443	3.16%
			252,794,503	182,953,024	96.48%
Loan Accumulation Facilities (6)
Mountain View CLO XI Ltd.	Loan Accumulation Facility (Class A preference shares)	3,800,000	3,800,000	3,795,369	2.00%
Octagon Investment Partners 26, Ltd.	Loan Accumulation Facility (Preference shares)	9,450,000	9,450,000	9,453,381	4.99%
OFSI VIII, Ltd.	Loan Accumulation Facility (Class A preference shares)	17,800,000	17,800,000	17,887,471	9.43%
THL Credit Wind River 2015-3 CLO Ltd.	Loan Accumulation Facility (Class A preference shares)	7,300,000	7,300,000	7,334,641	3.87%
Waterson Park CLO, Ltd.	Loan Accumulation Facility (Preference shares)	7,000,000	7,000,000	7,013,209	3.70%
			45,350,000	45,484,071	23.99%

Total investments at fair value as of December 31, 2015			$305,356,446	$234,280,618	123.56%

Net assets above (below) fair value of investments				(44,673,533)

Net assets as of December 31, 2015				$189,607,085

(1)	All investments categorized as structured finance securities.
(2)	Fair value is determined in good faith in accordance with the Company's valuation policy and is reviewed and accepted by the Company's Board of Directors.
(3)	CLO debt positions reflect the current coupon rates as of December 31, 2015.
(4)	CLO subordinated notes, income notes, and M notes are considered CLO equity positions. CLO equity positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debt holders and fund expenses. The effective yield is estimated based upon a current projection of the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment. Such projections are periodically reviewed and adjusted as needed. The estimated yield and investment cost may ultimately not be realized.
(5)	Fair value includes the Company's interest in fee rebates on CLO subordinated notes.
(6)	Loan accumulation facilities are financing structures intended to aggregate loans that may be used to form the basis of a CLO vehicle.

See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Statement of Operations

For the year ended December 31, 2015

(expressed in U.S. dollars)

INVESTMENT INCOME
Interest income	$41,649,753
Other income	696,324
Total Investment Income	42,346,077

EXPENSES
Incentive fee	6,497,212
Management fee	4,581,329
Interest expense on mandatorily redeemable preferred stock	2,367,833
Professional fees	780,756
Administration fees (Note 4)	710,212
Tax expense	560,071
Directors' fees	345,500
Interest expense on unsecured notes payable	149,300
Other expenses	284,207
Total Expenses	16,276,420

NET INVESTMENT INCOME	26,069,657

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	265,277
Net change in unrealized appreciation (depreciation) on investments	(67,292,826)
NET GAIN (LOSS) ON INVESTMENTS	(67,027,549)

NET INCOME (LOSS) AND NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(40,957,892)

See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Statements of Changes in Net Assets

(expressed in U.S. dollars)

	For the	For the period from
	year ended	October 6, 2014
	December 31, 2015	to December 31, 2014
Net income (loss) and net increase (decrease) in net assets resulting from operations:
Net investment income	$26,069,657	$4,260,591
Net realized gain (loss) on investments	265,277	531,013
Net change in unrealized appreciation (depreciation) on investments	(67,292,826)	(9,078,984)
Total net income (loss) and net increase (decrease) in net assets resulting from operations	(40,957,892)	(4,287,380)

Common stock distributions paid to stockholders:
Common stock distributions from net investment income	(26,069,657)	(4,260,591)
Common stock distributions from net realized gains on investments	(265,277)	-
Common stock distributions from return of capital	(6,822,840)	(3,335,655)
Total common stock distributions paid to stockholders	(33,157,774)	(7,596,246)

Capital share transactions:
Issuance of shares of common stock upon conversion	-	173,338,066
Issuance of shares of common stock upon the Company's initial public offering	-	102,106,020
Proceeds from issuance of shares of common stock in accordance with the Company's dividend reinvestment plan	162,291	-
Total capital share transactions	162,291	275,444,086

Total increase (decrease) in net assets	(73,953,375)	263,560,460
Net assets at beginning of period	263,560,460	-
Net assets at end of period	$189,607,085	$263,560,460

Capital share activity:
Shares of common stock issued upon conversion	-	8,656,057
Shares of common stock sold upon the Company's initial public offering	-	5,155,301
Shares of common stock issued in accordance with the Company's dividend reinvestment plan	8,752	-
Total increase (decrease) in capital share activity	8,752	13,811,358

See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Statement of Member’s Equity

For the period from June 6, 2014 (Commencement of Operations) to October 5, 2014

(expressed in U.S. dollars)

Member's equity at beginning of period	$-
Contributed securities at fair value	148,926,566
Contributed cash	15,256,539
Net investment income	7,755,029
Net realized gain (loss) on investments	1,204,960
Net change in unrealized appreciation (depreciation) on investments	194,972
Member's equity at end of period	$173,338,066

Units issued and outstanding as of October 5, 2014 (prior to conversion)(1)	2,500,000

Net asset value per unit	$69.34

(1) Units were converted into 8,656,057 shares of common stock, effective October 6, 2014.

See Note 5 "Sole Member's Equity" for further discussion relating to Member's Equity for the period from June 6, 2014 (Commencement of Operations) to October 5, 2014.

Note: The above Consolidated Statement of Member's Equity represents the period when the Company was initially organized as a Delaware limited liability company and a wholly-owned subsidiary of Eagle Point Credit Partners Sub Ltd.

See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Statement of Cash Flows

For the year ended December 31, 2015

(expressed in U.S. dollars)

CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss) and net increase (decrease) in net assets resulting from operations	$(40,957,892)
Adjustments to reconcile net income (loss) and net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of investments	(199,635,555)
Proceeds from sales or maturity of investments (1)	115,339,568
Net realized (gain) loss on investments	(265,277)
Net change in unrealized (appreciation) depreciation on investments	67,292,826
Net amortization (accretion) included in interest expense on mandatorily redeemable preferred stock	185,910
Net amortization (accretion) included in interest expense on unsecured notes payable	18,050
Net amortization (accretion) of premiums or discounts on CLO debt securities	(22,209)
Changes in assets and liabilities:
Interest receivable	(7,649,522)
Receivable for securities sold	14,496,825
Prepaid expenses	(441,198)
Due from affiliates	(30,000)
Payable for securities purchased	(27,488,200)
Incentive fee payable	2,161,035
Management fee payable	(35,101)
Administration fees payable	144,444
Professional fees payable	57,969
Accrued interest on unsecured notes payable	131,250
Directors' fees payable	(23,625)
Other expenses payable	151,977

Net cash provided by (used in) operating activities	(76,568,725)

CASH FLOWS FROM FINANCING ACTIVITIES
Common stock distributions paid to stockholders	(32,461,954)
Proceeds from shares of common stock issued in accordance with the Company's dividend reinvestment plan	162,291
Issuance of mandatorily redeemable preferred stock	45,450,000
Original deferred debt issuance costs associated with mandatorily redeemable preferred stock	(2,153,123)
Unsecured notes payable	25,000,000
Original deferred debt issuance costs associated with unsecured notes	(1,221,400)

Net cash provided by (used in) financing activities	34,775,814

NET INCREASE (DECREASE) IN CASH	(41,792,911)

CASH, BEGINNING OF PERIOD	63,734,284

CASH, END OF PERIOD	$21,941,373

Supplemental disclosure of non-cash financing activities:
Change in distributions declared on shares of common stock, not yet paid	$695,820

Supplemental disclosures:
Cash paid for interest expense on mandatorily redeemable preferred stock	$2,181,924

(1) Proceeds from sales or maturity of investments includes $31,927,855 of cash flows reflected as return of capital on portfolio investments.

See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2015

1.	Organization

Eagle Point Credit Company Inc. (the “Company”) is an externally managed, non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s common stock is listed on the New York Stock Exchange (the “NYSE”) under the symbol “ECC.”

As of December 31, 2015, the Company had two wholly-owned subsidiaries: Eagle Point Credit Company Sub LLC, a Delaware limited liability company, and Eagle Point Credit Company Sub (Cayman) Ltd., a Cayman Islands exempted company.

The Company was initially formed on March 24, 2014 as Eagle Point Credit Company LLC, a Delaware limited liability company and a wholly-owned subsidiary of Eagle Point Credit Partners Sub Ltd., a Cayman Island exempted company (the “Sole Member”), which, in turn, is a subsidiary of Eagle Point Credit Partners LP (the “Private Fund”). The Private Fund is a master fund in a master feeder structure and has three feeder funds which invest substantially all of their assets in the Private Fund.

The Company commenced operations on June 6, 2014, the date the Sole Member contributed, at fair value, a portfolio of cash and securities to the Company.

On October 6, 2014, the Company converted from a Delaware limited liability company into a Delaware corporation (the “Conversion”). At the time of the Conversion, the Sole Member became a stockholder of Eagle Point Credit Company Inc. In connection with the Conversion, the Sole Member converted 2,500,000 units of the Delaware limited liability company into shares of common stock in the Delaware corporation at $20 per share, resulting in 8,656,057 shares and an effective conversion rate of 3.4668 shares per unit. On October 7, 2014, the Company priced its initial public offering (the “IPO”) and, on October 8, 2014, the Company’s shares began trading on the NYSE.

See Note 5 “Sole Member’s Equity” and Note 6 “Common Stock” for further discussion relating to the Conversion and IPO.

The Company intends to operate so as to be qualified to be taxed as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for federal income tax purposes.

Eagle Point Credit Management LLC (the “Adviser”) is the investment adviser of the Company and manages the investments of the Company subject to the supervision of the Company’s Board of Directors (the “Board”). The Adviser is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended. Eagle Point Administration LLC, a wholly-owned subsidiary of the Adviser, is the administrator of the Company (the “Administrator”).

The Company’s primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. The Company seeks to achieve its investment objectives by investing primarily in equity and junior debt tranches of collateralized loan obligations (“CLOs”) that are collateralized by a portfolio consisting primarily of below investment grade U.S. senior secured loans. The CLO securities in which the Company will primarily seek to invest are unrated or rated below investment grade and are considered speculative with respect to timely payment of interest and repayment of principal. The Company may also invest in other securities and instruments related to these investments or that the Adviser believes are consistent with the Company’s investment objectives, including senior debt tranches of CLOs and loan accumulation facilities. From time to time, in connection with the acquisition of newly issued CLO equity, the Company may receive fee rebates from the CLO issuer. The Company’s interests in fee rebates are held in the name of Eagle Point Credit Company Sub LLC.

2.	Summary of Significant Accounting Policies

Basis of Accounting

The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries. All intercompany accounts have been eliminated upon consolidation. The Company is considered an investment company under

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2015

accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Company follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies. Items included in the consolidated financial statements are measured and presented in United States dollars.

Use of Estimates

The preparation of the consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions which affect the reported amounts included in the consolidated financial statements and accompanying notes as of the reporting date. Actual results may differ from those estimated.

Valuation of Investments

The most significant estimate inherent in the preparation of the consolidated financial statements is the valuation of investments. In the absence of readily determinable fair values, fair value of the Company’s investments is determined in accordance with the Company’s valuation policy. Due to the uncertainty of valuation, this estimate may differ significantly from the value that would have been used had a ready market for the investments existed, and the differences could be material.

There is no single method for determining fair value in good faith. As a result, determining fair value requires judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments held by the Company.

The Company accounts for its investments in accordance with U.S. GAAP, and fair values its investment portfolio in accordance with the provisions of the FASB ASC Topic 820 Fair Value Measurements and Disclosures, which defines fair value, establishes a framework for measuring fair value and requires enhanced disclosures about fair value measurements. Investments are reflected on the consolidated financial statements at fair value. Fair value is the estimated amount that would be received to sell an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date (i.e., the exit price). The Company’s fair valuation process is reviewed and approved by the Board.

The fair value hierarchy prioritizes and ranks the level of market price observability used in measuring investments at fair value. Market price observability is impacted by a number of factors, including the type of investment, the characteristics specific to the investment and the state of the marketplace (including the existence and transparency of transactions between market participants). Investments with readily available actively quoted prices, or for which fair value can be measured from actively quoted prices in an orderly market, will generally have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

Investments measured and reported at fair value are classified and disclosed in one of the following categories based on inputs:

•	Level I – Observable, quoted prices for identical investments in active markets as of the reporting date.

•	Level II – Quoted prices for similar investments in active markets or quoted prices for identical investments in markets that are not active as of the reporting date.

•	Level III – Pricing inputs are unobservable for the investment and little, if any, active market exists. Fair value inputs require significant judgment or estimation from the Adviser.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the determination of which category within the fair value hierarchy is appropriate for any given investment is based on the lowest level of input significant to that fair value measurement. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to the investment.

Investments for which observable, quoted prices in active markets do not exist are reported at fair value based on Level III inputs. The amount determined to be fair value may incorporate the Adviser’s own assumptions (including assumptions the Adviser believes market participants would use in valuing investments and assumptions relating to appropriate risk

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2015

adjustments for nonperformance and lack of marketability), as provided for in the Company’s valuation policy and accepted by the Board.

An estimate of fair value is made for each investment at least monthly taking into account information available as of the reporting date. For financial reporting purposes, valuations are accepted by the Board on a quarterly basis.

See Note 3 “Investments” for further discussion relating to the Company’s investments.

In valuing the Company’s investments in CLO debt, CLO equity and loan accumulation facilities, the Adviser considers a variety of relevant factors as set forth in the Company’s valuation policy, including price indications from multiple dealers, recent trading prices for specific investments, recent purchases and sales known to the Adviser in similar securities and output from a third-party financial model.

The third-party financial model contains detailed information on the characteristics of CLOs, including recent information about assets and liabilities, and is used to project future cash flows. Key inputs to the model, including assumptions for future loan default rates, recovery rates, prepayment rates, reinvestment rates and discount rates are determined by considering both observable and third-party market data and prevailing general market assumptions and conventions as well as those of the Adviser.

The Company engages a nationally recognized valuation firm as an input to the Company’s evaluation of the fair value of its investments in CLO equity. The valuation firm’s advice is only one factor considered by the Company in its evaluation of the fair value of such investments and is not determinative of the Company’s assessment of such fair value.

Investment Income Recognition

Interest income from investments in CLO debt is recorded using the accrual basis of accounting to the extent such amounts are expected to be collected. Amortization of premium or accretion of discount is recognized using the effective interest method.

Interest income from investments in CLO equity is recorded based upon an effective yield to maturity utilizing assumed cash flows. The Company monitors the expected cash flows from its CLO equity investments and effective yield is determined and adjusted as needed. Cash flows received in excess of the effective yield are reflected as return of capital.

Interest income from loan accumulation facilities is characterized and recorded based on information provided by the trustees of each loan accumulation facility.

Other Income

Other income may include the Company’s share of income under the terms of Class M notes and fee rebate agreements and is recorded based upon an effective yield to maturity utilizing assumed cash flows. The Company monitors the expected cash flows from its Class M notes and fee rebate agreements and effective yield is determined and adjusted as needed. Cash flows received in excess of the effective yield are reflected as return of capital.

Interest Expense

Interest expense includes the Company’s distributions associated with its 7.75% Series A Term Preferred Stock due 2022 (the “Series A Term Preferred Stock”), and interest, paid and accrued, associated with its 7.00% Unsecured Notes due 2020 (the “Series 2020 Notes”). For the year ended December 31, 2015, the Company was charged a total of $2,367,833 in interest expense on the Series A Term Preferred Stock, of which, $0 was payable as of December 31, 2015. For the year ended December 31, 2015, the Company was charged a total of $149,300 in interest expense on the Series 2020 Notes, of which $131,250 was payable as of December 31, 2015.

Interest expense also includes the Company’s amortization of deferred debt issuance costs associated with its Series A Term Preferred Stock and its Series 2020 Notes.

See Note 7 “Mandatorily Redeemable Preferred Stock” and Note 8 “Unsecured Notes” for further discussion relating to the Series A Term Preferred Stock issuance and the Series 2020 Notes issuance, respectively.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2015

Deferred Debt Issuance Costs

Deferred debt issuance costs consist of fees and expenses incurred in connection with the issuances of the Series A Term Preferred Stock and Series 2020 Notes. Deferred debt issuance costs were capitalized at the time of issuance and will be amortized on a straight-line basis, which approximates the effective interest method, over the respective terms of the Series A Term Preferred Stock and Series 2020 Notes. Amortization of deferred debt issuance costs are reflected in the Interest expense on mandatorily redeemable preferred stock and Interest expense on unsecured notes payable balances in the Consolidated Statement of Operations. In the event of an early termination of the Company’s Series A Term Preferred Stock or its Series 2020 Notes, the remaining balance of unamortized deferred debt issuance costs associated with such debt will be accelerated into interest expense.

Securities Transactions

The Company records the purchases and sales of securities on trade date. Realized gains and losses on investments sold are recorded on the basis of the specific identification method.

Cash and Cash Equivalents

The Company has defined cash and cash equivalents as cash and short-term, highly liquid investments with original maturities of three months or less from the date of purchase. The Company maintains its cash in bank accounts, which, at times, may exceed federal insured limits. The Adviser monitors the performance of the financial institution where the accounts are held in order to manage any risk associated with such accounts. No cash equivalent balances were held as of December 31, 2015.

Expense Recognition

Expenses are recorded on the accrual basis of accounting.

Prepaid Expenses

Prepaid expenses consist primarily of insurance premiums and shelf registration expenses. Shelf registration prepaid expenses represent fees and expenses incurred in connection with the Company’s shelf registration, not allocated to the Series 2020 Notes offering costs.

Federal and Other Taxes

For the year ended December 31, 2015, the Company intends to comply with the provisions of the Code applicable to regulated investment companies. The Company intends to operate so as to qualify to be taxed as a RIC under the Code and, as such, to not be subject to federal income tax on the portion of its taxable income and gains distributed to stockholders. To qualify for RIC tax treatment, among other requirements, the Company is required to distribute at least 90% of its investment company taxable income, as defined by the Code. Accordingly, the Company intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal income or excise tax provision is required. The Company has adopted November 30 as its fiscal tax year end. The company intends to file federal income and excise tax returns as well as any applicable state tax filings. The statute of limitations on the Company’s tax return filings generally remain open for three years.

Because U.S. federal income tax regulations differ from U.S. GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the consolidated financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. The tax basis components of distributable earnings differ from the amounts reflected in the Consolidated Statement of Assets and Liabilities due to temporary book/tax differences arising primarily from partnerships and passive foreign investment company investments. These amounts will be finalized before filing the Company’s federal tax return.

During the year ended December 31, 2015 there were no reclassifications made among the components of net assets. For

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2015

the tax year ended November 30, 2015, the estimated components of distributable earnings, on a tax basis, were as follows:

Components of Distributable Earnings

For the tax year ended
November 30, 2015

Distributable ordinary income	$22,391,925
Capital loss carryforward(1)	(1,123,188)
Unrealized depreciation	(103,969,596)

(1) As of the tax period ended November 30, 2015, the Company had $838,941 of short-term capital losses and $284,247 of long-term capital losses which can be carried forward for an unlimited period.

There were no distributions for the tax year ended November 30, 2014. The tax character of dividends and distributions declared and paid for the tax year ended November 30, 2015 were ordinary of $22,391,925 and return of capital of $11,958,421.

As of December 31, 2015, the Company’s tax cost for federal income tax purposes was $338,250,214. Accordingly, accumulated net unrealized depreciation on investments held by the Company was $(103,969,596), consisting of $0 gross unrealized appreciation and $(103,969,596) gross unrealized depreciation.

Eagle Point Credit Company Sub LLC, a wholly-owned subsidiary of the Company, has elected to be treated as a corporation for federal income tax purposes. For the year ended December 31, 2015, the Company incurred Delaware franchise tax expense of $222,954. Additionally, Eagle Point Credit Company Sub LLC incurred $272,159 in federal income tax expense and $64,958 in state income tax expense.

Distributions

Distributions paid to common stockholders from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which differ from U.S. GAAP. Distributions to common stockholders from net investment income, if any, are expected to be declared and paid quarterly. Distributions paid to common stockholders are recorded as a liability on declaration date and are automatically reinvested in full shares of the Company as of the payment date, in accordance with the Company’s dividend reinvestment plan (the “DRIP”). The Company’s common stockholders who opt-out of participation in the DRIP (including those common stockholders whose shares are held through a broker who has opted out of participation in the DRIP) will receive all distributions in cash.

In addition to the regular quarterly distributions, and subject to available taxable earnings of the Company, the Company may make periodic special distributions. A special distribution represents the excess of the Company’s net investment income over the Company’s aggregate quarterly distributions paid during the year.

The characterization of distributions paid to stockholders reflect estimates made by the Company for U.S. GAAP purposes. Such estimates are subject to re-characterization for federal income tax purposes at year-end.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2015

3.	Investments

Fair Value Measurement

The following tables summarize the valuation of the Company’s investments measured and reported at fair value under the fair value hierarchy levels described in Note 2 “Summary of Significant Accounting Policies” as of December 31, 2015:

Fair Value Measurement
	Level I	Level II	Level III	Total

CLO Debt	$-	$-	$5,843,523	$5,843,523
CLO Equity	-	-	182,953,024	182,953,024
Loan Accumulation Facilities	-	-	45,484,071	45,484,071

Total Investments at Fair Value	$-	$-	$234,280,618	$234,280,618

There were no transfers of investments between these levels during the year ended December 31, 2015.

The changes in investments classified as Level III are as follows for the year ended December 31, 2015:

Change in Investments Classified as Level III
			Loan
			Accumulation
	CLO Debt	CLO Equity	Facilities		Total

Beginning Balance at January 1, 2015	$2,963,185	$184,026,786	$30,000,000		$216,989,971
Purchases of investments	14,440,635 (1)	106,094,920 (1)	79,100,000		199,635,555
Proceeds from sales or maturity of investments	(10,300,875)	(41,171,266)	(63,867,427	)(1)	(115,339,568)
Net (amortization) accretion of premiums or discounts on CLO debt securities	22,209	-	-		22,209
Net realized gains (losses) and net change in unrealized appreciation (depreciation)	(1,281,631)	(65,997,416)	251,498		(67,027,549)

Balance as of December 31, 2015	$5,843,523	$182,953,024	$45,484,071		$234,280,618

Change in unrealized appreciation (depreciation) on investments still held as of December 31, 2015	$(1,302,774)	$(67,300,515)	$134,071		$(68,469,218)

(1) Reflects $3,852,050 and $43,606,330 of proceeds from sales or maturity of investments in loan accumulation facilities transferred to purchases of investments in CLO debt and CLO equity, respectively.

The net realized gains (losses) recorded for Level III investments are reported in the Net realized gain (loss) on investments balance in the Consolidated Statement of Operations. Net changes in unrealized appreciation (depreciation) are reported in the Net change in unrealized appreciation (depreciation) on investments balance in the Consolidated Statement of Operations.

The change in unrealized depreciation on investments still held as of December 31, 2015 was $(68,469,218).

Valuation of CLO Subordinated and Income Notes

The Adviser gathers price indications from dealers, if available, as part of its valuation process to estimate fair value of each CLO subordinated and income note investment. Dealer price indications are not firm bids and may not be representative of the actual value where trades can be consummated. In addition, the Adviser utilizes a third party financial model to estimate the fair value of CLO subordinated and income note investments. The model contains detailed information on the characteristics of each CLO, including recent information about assets and liabilities from data sources such as trustee

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2015

reports, and is used to project future cash flows to the CLO note tranches, as well as management fees.

The following table summarizes the quantitative inputs and assumptions used for investments categorized in Level III of the fair value hierarchy as of December 31, 2015. In addition to the techniques and inputs noted in the table below, according to the Company’s valuation policy, the Adviser may use other valuation techniques and methodologies when determining the Company’s fair value measurements as provided for in the valuation policy and approved by the Board. The table below is not intended to be all-inclusive, but rather provides information on the significant Level III inputs as they relate to the Company’s fair value measurements, as of December 31, 2015.

	Quantitative Information about Level III Fair Value Measurements

	Fair Value as of	Valuation
Assets	December 31, 2015	Techniques/Methodologies	Unobservable Inputs	Range / Weighted Average
CLO Equity	$182,953,024	Discounted	Constant Default Rate	0.00% - 2.00%
		Cash Flows	Constant Prepayment Rate	25.00%
			Reinvestment Spread	3.50% - 3.95% / 3.78%
			Reinvestment Price	99.50%
			Reinvestment Floor (1)	1.00%
			Recovery Rate	70.00%
			Discount Rate to Maturity	16.70% - 59.30% / 26.24%

(1) Assumed 1.0% reinvestment floor for 2 years after purchase of asset and 0.0% thereafter

Increases (decreases) in the constant default rate, reinvestment price and discount rate in isolation would result in a lower (higher) fair value measurement. Increases (decreases) in the reinvestment spread, reinvestment floor and recovery rate in isolation would result in a higher (lower) fair value measurement. Changes in the constant prepayment rate may result in a higher (lower) fair value, depending on the circumstances. Generally, a change in the assumption used for the constant default rate may be accompanied by a directionally opposite change in the assumption used for the constant prepayment rate and recovery rate.

The Adviser categorizes CLO subordinated and income notes as Level III investments. Certain pricing inputs may be unobservable. An active market may exist, but not necessarily for investments the Company holds as of the reporting date. Additionally, unadjusted dealer quotes, when obtained for valuation purposes, are indicative.

Valuation of CLO Secured Notes

The Company’s CLO debt has been valued using unadjusted indicative broker dealer quotes. As a result, there were no unobservable inputs that have been internally developed by the Company in determining the fair values of these investments as of December 31, 2015.

The Adviser categorizes CLO secured notes as Level III investments. An active market may exist, but not necessarily for investments the Company holds as of the reporting date. Additionally, unadjusted dealer quotes, when obtained for valuation purposes, are indicative.

Valuation of Loan Accumulation Facilities

Loan accumulation facilities are typically short- to medium-term in nature and are entered into in contemplation of a specific CLO investment. Unless the loan accumulation facility documents contemplate transferring the underlying loans at a price other than original cost plus accrued interest or the Adviser determines the originally contemplated CLO is unlikely to be consummated, the fair value of the loan accumulation facility is based on the cost of the underlying loans plus accrued interest and realized gains (losses) reported by the trustee. In all other situations, the fair value of the loan accumulation facility is based on the market value of the underlying loans plus accrued interest.

The Adviser categorizes loan accumulation facilities as Level III investments. There is no active market and prices are

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2015

unobservable.

Investment Risk Factors and Concentration of Investments

Market Risk. Certain events particular to each market in which the Company’s investments conduct operations, as well as general economic and political conditions, may have a significant negative impact on the operations and profitability of the Company’s investments and/or on the fair value of the Company’s investments. Such events are beyond the Company’s control, and the likelihood they may occur and the potential effect on the Company cannot be predicted.

Concentration Risk. The Company is classified as “non-diversified” under the 1940 Act. As a result, the Company can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Company may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. In particular, because the Company’s portfolio of investments may lack diversification among CLO securities and related investments, the Company is susceptible to a risk of significant loss if one or more of these CLO securities and related investments experience a high level of defaults on the collateral they hold.

Liquidity Risk. The securities issued by CLOs generally offer less liquidity than below investment grade or high-yield corporate debt, and are subject to certain transfer restrictions imposed on certain financial and other eligibility requirements on prospective transferees. Other investments the Company may purchase through privately negotiated transactions may also be illiquid or subject to legal restrictions on their transfer. As a result of this illiquidity, the Company’s ability to sell certain investments quickly, or at all, in response to changes in economic and other conditions and to receive a fair price when selling such investments may be limited, which could prevent the Company from making sales to mitigate losses on such investments. In addition, CLOs are subject to the possibility of liquidation upon an event of default, which could result in full loss of value to the CLO equity and junior debt investors. CLO equity tranches are the most likely tranche to suffer a loss of all of their value in these circumstances.

Risks of Investing in CLOs. The Company’s investments consist in part of CLO securities and the Company may invest in other related structured finance securities. CLOs and structured finance securities are generally backed by an asset or a pool of assets (typically senior secured loans and other credit-related assets in the case of a CLO) which serve as collateral. The Company and other investors in CLO and structured finance securities ultimately bear the credit risk of the underlying collateral. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. Therefore, CLO and other structured finance securities may present risks similar to those of the other types of debt obligations and, in fact, such risks may be of greater significance in the case of CLO and other structured finance securities. In addition to the general risks associated with investing in debt securities, CLO securities carry additional risks, including, but not limited to: (1) the possibility that distributions from collateral assets will not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) the fact that investments in CLO equity and junior debt tranches will likely be subordinate to other senior classes of CLO debt; and (4) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. Additionally, changes in the collateral held by a CLO may cause payments on the instruments the Company holds to be reduced, either temporarily or permanently. Structured investments, particularly the subordinated interests in which the Company invests, are less liquid than many other types of securities and may be more volatile than the assets underlying the CLOs the Company may target. In addition, CLO and other structured finance securities may be subject to prepayment risk.

Risks of Investing in Loan Accumulation Facilities. The Company invests in loan accumulation facilities, which are short- to medium-term facilities often provided by the bank that will serve as placement agent or arranger on a CLO transaction and which acquire loans on an interim basis which are expected to form part of the portfolio of a future CLO. Investments in loan accumulation facilities have risks similar to those applicable to investments in CLOs. In addition, there typically will be no assurance future CLOs will be consummated or that loans held in such a facility are eligible for purchase by the CLO. Furthermore, the Company likely will have no consent rights in respect of the loans to be acquired in such a facility and in the event the Company does have any consent rights, they will be limited. In the event a planned CLO is not consummated, or the loans are not eligible for purchase by the CLO, the Company may be responsible for either holding or disposing of the loans. This could expose the Company primarily to credit and/or mark-to-market losses, and other risks. Leverage is

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2015

typically utilized in such a facility and as such the potential risk of loss will be increased for such facilities employing leverage.

Interest Rate Risk. The fair value of certain investments held by the Company may be significantly affected by changes in interest rates. Although senior secured loans are generally floating rate instruments, the Company’s investments in senior secured loans through CLOs are sensitive to interest rate levels and volatility. Although CLOs are generally structured to mitigate the risk of interest rate mismatch, there may be some difference between the timing of interest rate resets on the assets and liabilities of a CLO. Such a mismatch could have a negative effect on the amount of funds distributed to CLO equity investors. In addition, CLOs may not be able to enter into hedge agreements, even if it may otherwise be in the best interests of the CLO to hedge such interest rate risk. Furthermore, in the event of a significant rising interest rate environment and/or economic downturn, loan defaults may increase and result in credit losses which may adversely affect the Company’s cash flow, fair value of its assets and operating results. In the event the Company’s interest expense was to increase relative to income, or sufficient financing became unavailable, return on investments and cash available for distribution would be reduced. In addition, future investments in different types of instruments may carry a greater exposure to interest rate risk.

LIBOR Floor Risk. An increase in LIBOR will increase the financing costs of CLOs. Since many of the senior secured loans within these CLOs have LIBOR floors, there may not be corresponding increases in investment income (if LIBOR increases but stays below the average LIBOR floor rate of such senior secured loans) resulting in smaller distribution payments to the equity investors in these CLOs.

LIBOR Risk. The CLOs in which the Company invests typically obtain financing at a floating rate based on LIBOR. Regulators and law-enforcement agencies from a number of governments, including entities in the United States, Japan, Canada and the United Kingdom, have conducted or are conducting civil and criminal investigations into potential manipulation of LIBOR. Several financial institutions have reached settlements with the Commodity Futures Trading Commission, the U.S. Department of Justice Fraud Section and the United Kingdom Financial Services Authority in connection with investigations by such authorities into submissions made by such financial institutions to the bodies whom set LIBOR and other interbank offered rates. Additional investigations remain ongoing with respect to other major banks. There can be no assurance there will not be additional admissions or findings of rate-setting manipulation or manipulations of LIBOR or other similar interbank offered rates will not be shown to have occurred. ICE Benchmark Administration Limited (formerly NYSE Euronext Rate Administration Limited) assumed administration of LIBOR on February 1, 2014. Any new administrator of LIBOR may make methodological changes to the way in which LIBOR is calculated or may alter, discontinue or suspend calculation or dissemination of LIBOR. Any such actions or other effects from the ongoing investigations could adversely affect the liquidity and value of the Company’s investments. Further, additional admissions or findings of manipulation may decrease the confidence of the market in LIBOR and lead market participants to look for alternative, non-LIBOR based types of financing, such as fixed rate loans or bonds or floating rate loans based on non-LIBOR indices. An increase in alternative types of financing at the expense of LIBOR-based CLOs may impair the liquidity of the Company’s investments. Additionally, it may make it more difficult for CLO issuers to satisfy certain conditions set forth in a CLO’s offering documents.

Historically Low Interest Rate Environment. As of the date of the consolidated financial statements, interest rates in the United States are near historic lows, which may increase the Company’s exposure to risks associated with rising interest rates. Moreover, interest rate levels are currently impacted by extraordinary monetary policy initiatives, the effect of which is impossible to predict with certainty.

Leverage Risk. The Company has incurred leverage through the issuances of the Series A Term Preferred Stock and the Series 2020 Notes, and the Company may incur additional leverage, directly or indirectly, through one or more special purpose vehicles, indebtedness for borrowed money, as well as leverage in the form of derivative transactions, additional shares of preferred stock and other structures and instruments, in significant amounts and on terms the Adviser and the Board deem appropriate, subject to applicable limitations under the 1940 Act. Any such leverage does not include embedded or inherent leverage in CLO structures in which the Company invests or in derivative instruments in which the Company may invest. Accordingly, there may be a layering of leverage in overall structure. The more leverage is employed, the more likely a substantial change will occur in the Company’s net asset value (“NAV”). Accordingly, any event adversely affecting the value of an investment would be magnified to the extent leverage is utilized.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2015

Highly Subordinated and Leveraged Securities Risk. The Company’s portfolio includes equity and junior debt investments in CLOs, which involve a number of significant risks. CLO equity and junior debt securities are typically very highly levered (with CLO equity securities typically being leveraged nine to thirteen times), and therefore the junior debt and equity tranches in which the Company is currently invested are subject to a higher degree of risk of total loss. In particular, investors in CLO securities indirectly bear risks of the collateral held by such CLOs. The Company will generally have the right to receive payments only from the CLOs, and will generally not have direct rights against the underlying borrowers or the entity that sponsored the CLO. While the CLOs the Company intends to initially target generally enable the investor to acquire interests in a pool of senior secured loans without the expenses associated with directly holding the same investments, the Company will generally pay a proportionate share of the CLOs’ administrative, management and other expenses. In addition, the Company may have the option in certain CLOs to contribute additional amounts to the CLO issuer for purposes of acquiring additional assets or curing coverage tests, thereby increasing overall exposure and capital at risk to such CLO.

Credit Risk. If a CLO in which the Company invests, an underlying asset of any such CLO or any other type of credit investment in the Company’s portfolio declines in price or fails to pay interest or principal when due because the issuer or debtor, as the case may be, experiences a decline in its financial status either or both the Company’s income and NAV may be adversely impacted. Non-payment would result in a reduction of the Company’s income, a reduction in the value of the applicable CLO security or other credit investment experiencing non-payment and, potentially, a decrease in the Company’s NAV. With respect to investments in CLO securities and credit investments that are secured, there can be no assurance liquidation of collateral would satisfy the issuer’s obligation in the event of non-payment of a scheduled dividend, interest or principal or such collateral could be readily liquidated. In the event of bankruptcy of an issuer, the Company could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a CLO security or credit investment. To the extent the credit rating assigned to a security in the Company’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected. In addition, if a CLO triggers an event of default as a result of failing to make payments when due or for other reasons, the CLO would be subject to the possibility of liquidation, which could result in full loss of value to the CLO equity and junior debt investors. CLO equity tranches are the most likely tranche to suffer a loss of all of their value in these circumstances.

4.	Related Party Transactions

Investment Adviser

On June 6, 2014, the Company entered into an investment advisory agreement (the ‘‘Advisory Agreement’’) with the Adviser. Pursuant to the terms of the Advisory Agreement, the Company pays the Adviser a management fee and an incentive fee for its services.

The management fee is calculated and payable quarterly, in arrears, at an annual rate equal to 1.75% of the Company’s “total equity base.” “Total equity base” means the net asset value attributable to the common stock and the paid-in, or stated, capital of the Series A Term Preferred Stock. The management fee for any partial quarter is pro-rated (based on the number of days actually elapsed at the end of such partial quarter relative to the total number of days in such calendar quarter). The Company was charged management fees of $4,581,329 for the year ended December 31, 2015, of which, $1,040,613 was payable as of December 31, 2015.

The incentive fee is calculated and payable quarterly, in arrears, based on the pre-incentive fee net investment income (the “PNII”) of the Company for the immediately preceding calendar quarter. For this purpose, PNII means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees the Company receives from an investment) accrued during the calendar quarter, minus the Company’s operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement (as defined below) and any interest expense and distributions paid on any issued and outstanding preferred stock or issued and outstanding unsecured notes payable, but excluding the incentive fee). PNII includes accrued income the Company has not yet received in cash, including investments with a deferred interest feature (such as original issue discount, debt instruments payment in-kind interest and zero coupon securities). PNII does not include any realized capital gains or realized or unrealized losses.

PNII, expressed as a rate of return on the value of the Company’s NAV at the end of the immediately preceding calendar

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2015

quarter, is compared to a hurdle rate of 2.00% per quarter (8.00% annualized). The Company pays the Adviser an incentive fee with respect to the Company’s PNII in each calendar quarter as follows: (1) no incentive fee in any calendar quarter in which the Company’s PNII does not exceed the hurdle rate of 2.00%; (2) 100% of the Company’s PNII with respect to that portion of such PNII, if any, exceeding the hurdle rate but less than 2.50% in any calendar quarter; and (3) 20% of the amount of the Company’s PNII, if any, exceeding 2.50% in any calendar quarter. The Company incurred incentive fees of $6,497,212 for the year ended December 31, 2015, of which, $2,161,035 was payable as of December 31, 2015.

Administrator

Effective June 6, 2014, the Company entered into an administration agreement (the ‘‘Administration Agreement’’) with the Administrator, a wholly-owned subsidiary of the Adviser. Pursuant to the Administration Agreement, the Administrator performs, or arranges for the performance of, the Company’s required administrative services, which include being responsible for the financial records which the Company is required to maintain and preparing reports which are disseminated to the Company’s stockholders. In addition, the Administrator provides the Company with accounting services, assists the Company in determining and publishing its net asset value, oversees the preparation and filing of the Company’s tax returns, monitors the Company’s compliance with tax laws and regulations, and prepares and assists the Company with any audits by an independent public accounting firm of the consolidated financial statements. The Administrator is also responsible for printing and disseminating reports to the Company’s stockholders and maintaining the Company’s website, providing support to investor relations; generally overseeing the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others, and providing such other administrative services as the Company may from time to time designate.

Payments under the Administration Agreement are equal to an amount based upon the Company’s allocable portion of the Administrator’s overhead in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and the Company’s allocable portion of the compensation of the Company’s chief financial officer, chief compliance officer and the Company’s allocable portion of the compensation of any related support staff. To the extent the Administrator outsources any of its functions, the Company pays the fees on a direct basis, without profit to the Administrator. Certain accounting and other administrative services have been delegated by the Administrator to SS&C Technologies, Inc. (“SS&C”). The Administration Agreement may be terminated by the Company without penalty upon not less than sixty days’ written notice to the Administrator and by the Administrator upon not less than ninety days’ written notice to the Company. The Administration Agreement is approved by the board of directors, including by a majority of the Company’s independent directors, on an annual basis, subject to an initial two-year term.

For the year ended December 31, 2015, the Company was charged a total of $710,212 in administration fees consisting of $529,103 and $181,109, relating to services provided by the Administrator and SS&C, respectively, which are included in the Consolidated Statement of Operations and, of which, $164,520 was payable as of December 31, 2015.

Affiliated Ownership

Certain directors, officers and other related parties, including members of the Company’s management, hold 64.0% of the Company’s common stock and 0.9% of the Series A Term Preferred Stock. This represents 56.7% of the total outstanding voting stock of the Company as of December 31, 2015. Additionally, certain officers of the Company hold 0.1% of the Series 2020 Notes as of December 31, 2015.

Exemptive Relief

On March 17, 2015, the SEC issued an order granting the Company exemptive relief to co-invest in certain negotiated investments with affiliated investment funds managed by the Adviser, subject to certain conditions.

5.	Sole Member’s Equity

For the period of June 6, 2014 to October 5, 2014, the Company was a wholly-owned subsidiary of the Sole Member, which in turn was a wholly-owned subsidiary of the Private Fund. As of October 5, 2014, the Company had 2,500,000 units issued and outstanding, all of which were held by the Sole Member.

On June 6, 2014, the Sole Member contributed $155,301,542 to the Company, consisting of cash of $6,374,976 and

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2015

securities with a fair value of $148,926,566 (cost basis of $143,825,556) as detailed in the following table:

Contributed Portfolio
	Cost	Fair Value
	as of June 6, 2014	as of June 6, 2014

CLO Debt	$6,586,030	$6,632,450
CLO Equity	79,864,526	83,219,961
Loan Accumulation Facilities	57,375,000	59,074,155

Total	$143,825,556	$148,926,566

The contribution price represents fair value of the securities as determined in accordance with U.S. GAAP as of the contribution date and as accepted by the Company’s audit committee and the Board.

6.	Common Stock

On October 6, 2014, the Company converted from a Delaware limited liability company into a Delaware corporation. At the time of the Conversion, the Sole Member of Eagle Point Credit Company LLC became a stockholder of Eagle Point Credit Company Inc. and was issued an aggregate of 8,656,057 shares of common stock, par value $0.001 per share.

On October 7, 2014, the Company priced its IPO and sold an additional 5,155,301 shares of its common stock at a public offering price of $20 per share. The Company raised gross proceeds of $103,106,020. The Company paid $1,000,000 or $0.07 per share in offering costs associated with the successful offering. This cost was borne by all common stockholders of the Company as a charge to stockholders’ equity. The Company has used the net proceeds from the IPO to acquire investments in accordance with the Company’s investment objectives and strategies and for general working capital purposes.

On October 8, 2014, the Company’s shares began trading on the NYSE under the symbol “ECC.”

As of December 31, 2015, there were 100,000,000 shares of common stock authorized, of which 13,820,110 shares were issued and outstanding.

7.	Mandatorily Redeemable Preferred Stock

On May 18, 2015, the Company closed an underwritten, public offering of 1,600,000 shares of Series A Term Preferred Stock at a public offering price of $25 per share, resulting in gross proceeds of $40.0 million and approximately $38.1 million in net proceeds to the Company, after payment of underwriting discounts and commissions and offering expenses.

Subsequently, the underwriters partially exercised the thirty-day overallotment option granted to them in connection with the offering on June 2, 2015, and purchased an additional 218,000 shares of Series A Term Preferred Stock, resulting in additional gross proceeds of $5.5 million and approximately $5.2 million in additional net proceeds to the Company, after payment of underwriting discounts and commissions. The Company has used the net proceeds from the issuance of the Series A Term Preferred Stock to acquire investments in accordance with the Company’s investment objectives and strategies and for general working capital purposes.

The Series A Term Preferred Stock is listed on the NYSE under the symbol “ECCA.”

As of December 31, 2015, there were 20,000,000 shares of preferred stock authorized, of which 1,818,000 shares were issued and outstanding.

The Company is required to redeem all outstanding shares of the Series A Term Preferred Stock on June 30, 2022 at a redemption price of $25 per share (the “Liquidation Preference”), plus accumulated but unpaid dividends, if any. At any

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2015

time on or after June 29, 2018, the Company may, at its sole option, redeem the outstanding shares of the Series A Term Preferred Stock at a redemption price per share equal to the Liquidation Preference, plus accumulated but unpaid dividends, if any.

See Note 9 “Asset Coverage” for further discussion on the Company’s calculation of asset coverage with respect to its Series A Term Preferred Stock.

8.	Unsecured Notes

On December 4, 2015, the Company closed an underwritten, public offering of $25.0 million in aggregate principal amount of Series 2020 Notes, resulting in net proceeds of $23.8 million, after payment of underwriting discounts, commissions and offering expenses. The Series 2020 Notes were issued in minimum denominations of $25 and integral multiples of $25 in excess thereof. The Company has used the net proceeds from the issuance of the Series 2020 Notes to acquire investments in accordance with the Company’s investment objectives and strategies and for general working capital purposes.

The Series 2020 Notes are listed on the NYSE under the symbol “ECCZ.”

As of December 31, 2015, there were 1,000,000 unsecured notes issued and outstanding.

The Series 2020 Notes will mature on December 31, 2020 and 100% of the aggregate principal amount will be paid at maturity. The Company may redeem the Series 2020 Notes in whole or in part at any time or from time to time at the Company’s option, on or after December 31, 2017.

See Note 9 “Asset Coverage” for further discussion on the Company’s calculation of asset coverage with respect to its Series 2020 Notes.

9.	Asset Coverage

Under the provisions of the 1940 Act, the Company is permitted to issue senior securities, including debt securities and preferred stock, and borrow from banks or other financial institutions, provided that the Company satisfies certain asset coverage requirements.

With respect to senior securities that are stocks, such as the Series A Term Preferred Stock, the Company is required to have asset coverage of at least 200%, as measured at the time of the issuance of any such shares of preferred stock and calculated as the ratio of the Company’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Company’s outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of preferred stock.

With respect to senior securities representing indebtedness, such as the Series 2020 Notes or any bank borrowings (other than temporary borrowings as defined under the 1940 Act), the Company is required to have asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of the Company’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Company’s outstanding senior securities representing indebtedness.

If the Company’s asset coverage declines below 300% (or 200%, as applicable), the Company would be prohibited under the 1940 Act from incurring additional debt or issuing additional preferred stock and from making certain distributions to its stockholders. In addition, the terms of the Series A Term Preferred Stock and the Series 2020 Notes require the Company to redeem shares of the Series A Term Preferred Stock and/or a certain principal amount of the Series 2020 Notes, if such failure to maintain the applicable asset coverage is not cured by a certain date.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2015

The following table summarizes the Company’s asset coverage with respect to its Series A Term Preferred Stock and Series 2020 Notes, as of December 31, 2015:

Asset Coverage of Preferred Stock and Debt Securities
As of
December 31, 2015

Total assets	$268,960,952
Less liabilities and indebtedness not represented by senior securities	(12,074,430)
Net total assets and liabilities	256,886,522

Series A Term Preferred Stock	45,450,000
Series 2020 Notes	25,000,000
70,450,000

Asset coverage of preferred stock (1)	365%
Asset coverage of debt securities (2)	1028%

(1)	The asset coverage of preferred stock, which includes the Series A Term Preferred Stock, is calculated in accordance with section 18(h) of the 1940 Act, as generally described in Note 9.
(2)	The asset coverage ratio of debt securities, which includes the Series 2020 Notes, is calculated in accordance with section 18(h) of the 1940 Act, as generally described in Note 9.

The Company had no senior securities outstanding as of December 31, 2014. Information about the Company’s senior securities, shown in the following table as of December 31, 2015, has been derived from the consolidated financial statements:

	Total Amount		Involuntary
	Outstanding Exclusive	Asset Coverage	Liquidating	Average Market
Class	of Treasury Securities	Per Unit (1)	Preference Per Unit (2)	Value Per Unit (3)

Series A Term Preferred Stock	$45,450,000	$91.16	$25	$25.43
Series 2020 Notes	$25,000,000	$10,275.46	N/A	$24.52

(1)	The asset coverage per unit figure is the ratio of the Company's total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate dollar amount of outstanding applicable senior securities, as calculated separately for each of the Series A Term Preferred Stock and the Series 2020 Notes in accordance with section 18(h) of the 1940 Act. With respect to the Series A Term Preferred Stock, the asset coverage per unit figure is expressed in terms of dollar amounts per share of outstanding preferred stock (based on a per share liquidation preference of $25). With respect to the Series 2020 Notes, the asset coverage per unit figure is expressed in terms of dollar amounts per $1,000 principal amount of such notes.
(2)	The involuntary liquidating preference per unit is the amount to which a share of Series A Term Preferred Stock would be entitled in preference to any security junior to it upon our involuntary liquidation.
(3)	The average market value per unit is calculated by taking the average of the closing price of each of (1) a share of the Series A Term Preferred Stock (NYSE: ECCA) and (b) $25 principal amount of the Series 2020 Notes (NYSE: ECCZ) for each day during the year ended December 31, 2015, for which the applicable security was listed on the NYSE.

10.	Commitments and Contingencies

The Company is not currently subject to any material legal proceedings. From time to time, the Company may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Company’s rights under contracts. While the outcome of these legal proceedings cannot be predicted with certainty, the Company does not expect these proceedings will have a material effect upon its financial condition or results of operations.

As of December 31, 2015, the Company had no unfunded commitments.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2015

11.	Indemnifications

Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, during the normal course of business, the Company enters into contracts containing a variety of representations which provide general indemnifications. The Company’s maximum exposure under these agreements cannot be known; however, the Company expects any risk of loss to be remote.

12.	Recent Accounting Pronouncements

In April 2015, the FASB issued Accounting Standards Update No. 2015-03 (“ASU 2015-03”), “Simplifying the Presentation of Debt Issuance Costs,” which requires debt issuance costs to be presented in the balance sheet as a direct deduction from the carrying value of the associated debt liability, consistent with the presentation of a debt discount or premium. ASU 2015-03 is effective for public entities for annual and interim reporting periods in fiscal years beginning after December 15, 2015.

The Company has adopted ASU 2015-03 and has reported deferred debt issuance costs associated with its Series A Term Preferred Stock and its Series 2020 Notes as a deduction from the carrying amount of these financial liabilities.

See Notes 7 “Mandatorily Redeemable Preferred Stock” for further discussion relating to the Series A Term Preferred Stock issuance and Note 8 “Unsecured Notes” for further discussion relating to the Series 2020 Notes.

As of the date of these consolidated financial statements, there were no additional accounting standards applicable to the Company that had been issued but not yet adopted by the Company.

13.	Subsequent Events

The Company has recorded a common stock distribution payable of $8,292,066 or $0.60 per share, for distributions declared as of December 31, 2015. The distribution was paid to common stockholders on January 29, 2016. In accordance with the Company’s DRIP, 5,025 new shares of common stock were issued to common stockholders as of January 29, 2016.

On January 4, 2016, the Company declared three separate distributions of $293,532 or $0.161459 per share on its Series A Term Preferred Stock. The first distribution was paid on January 29, 2016 to holders of record on January 15, 2016. The additional distributions are payable on each of February 29, 2016 and March 31, 2016 to holders of record on February 16, 2016 and March 15, 2016, respectively.

Management of the Company has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of release of this report. Management has determined there are no events in addition to those described above which would require adjustment to or disclosure in the consolidated financial statements and related notes through the date of release of this report.

Eagle Point Credit Company Inc. & Subsidiaries

Financial Highlights

December 31, 2015

	For the	For the period from
	year ended	October 6, 2014
Per Share Data	December 31, 2015	to December 31, 2014

Net asset value at beginning of period	$19.08	$20.00
Offering costs associated with the Company's initial public offering	-	(0.07)
Net asset value at beginning of period net of offering costs	19.08	19.93

Net investment income (1)	1.89	0.32
Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments	(4.85)	(0.62)
Net income (loss) and net increase (decrease) in net assets resulting from operations	(2.96)	(0.30)

Common stock distributions from net investment income	(1.89)	(0.31)
Common stock distributions from net realized gains on investments	(0.02)	-
Common stock distributions from tax return of capital	(0.49)	(0.24)
Total common stock distributions declared to stockholders	(2.40)	(0.55)

Net asset value at end of period	$13.72	$19.08

Per share market value at beginning of period	$20.10	$19.93
Per share market value at end of period	$16.43	$20.10
Total return (2)	-8.12%	0.85%

Shares of common stock outstanding at end of period	13,820,110	13,811,358

Ratios and Supplemental Data:
Net asset value at end of period	$189,607,085	$263,560,460
Ratio of expenses to average net assets (3)	6.73%	2.13%
Ratio of net investment income to average net assets (3)	10.78%	6.84%
Portfolio turnover rate (4)	39.07%	37.11%
Asset coverage of preferred stock	365%	N/A
Asset coverage of debt securities	1028%	N/A

(1)	Per share distributions paid to preferred stockholders and the aggregate amount of amortized deferred debt issuance costs associated with mandatorily redeemable preferred stock are reflected in net investment income, and totaled ($0.16) and ($0.01) per share of common stock, respectively, for the year ended December 31, 2015.
(2)	Total return based on market value is calculated assuming that shares of the Company’s common stock were purchased at the market price as of the beginning of the period, and that distributions paid to common stockholders during the period were reinvested at prices obtained by the Company’s dividend reinvestment plan, and that the total number of shares were sold at the closing market price per share on the last day of the period. Total return does not reflect any sales load. Total returns for the period from October 6, 2014 to December 31, 2014 are not annualized.
(3)	Ratios for the period from October 6, 2014 to December 31, 2014 are annualized. Ratios include distributions paid to preferred stockholders.
(4)	The portfolio turnover rate is calculated as the total of investment sales executed during the period, divided by the average fair value of investments for the same period.

Eagle Point Credit Company Inc. & Subsidiaries

Financial Highlights

December 31, 2015

Financial highlights for the period from June 6, 2014 (Commencement of Operations) to October 5, 2014 for the Sole Member are as follows:

For the period from
June 6, 2014
(Commencement of Operations)
Per Unit Data	to October 5, 2014

Net asset value at beginning of period	$62.12
Net investment income	3.10
Net realized and unrealized capital gain (loss) on investments	0.56
Total from investment operations	3.66
Adjustment for additional cash contributions	3.56
Net asset value at end of period	$69.34
Total return (1)	5.89%

Ratios and Supplemental Data:

Net asset value at end of period	$173,338,066
Ratio of total expenses to average net assets (1)	0.00%
Ratio of net investment income to average net assets (1)	4.74%
Portfolio turnover rate (2)	52.07%

(1)	Total return and ratios for the period from June 6, 2014 (Commencement of Operations) to October 5, 2014 are not annualized.
(2)	The portfolio turnover rate is calculated as the total of investment sales executed during the period from June 6, 2014 (Commencement of Operations) to October 5, 2014, divided by the average fair value of investments for the same period.

Note: The above Financial Highlights for the period from June 6, 2014 (Commencement of Operations) to October 5, 2014 for the Sole Member represents the period when the Company was initially organized as a Delaware limited liability company and a wholly-owned subsidiary of Eagle Point Credit Partners Sub Ltd.

KPMG LLP
345 Park Avenue
New York, NY 10154-0102

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Eagle Point Credit Company Inc.:

We have audited the accompanying statement of assets and liabilities of Eagle Point Credit Company Inc. & Subsidiaries (the Fund), including the consolidated schedule of investments, as of December 31, 2015, and the related consolidated statements of operations, and cash flows for the year then ended, the consolidated statements of changes in net assets and financial highlights for the year ended December 31, 2015 and for the period from October 6, 2014 to December 31, 2014 and the consolidated statement of changes in member’s equity and financial highlights for the period from June 6, 2014 (commencement of operations) through October 5, 2014. These consolidated financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodians or brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2015, and the results of its operations, cash flows, changes in net assets, changes in its member’s equity and financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

February 26, 2016

KPMG LLP is a Delaware limited liability partnership, the U.S. member firm of KPMG International Cooperative (“KPMG International”), a Swiss entity.

Dividend Reinvestment Plan

The Company has established an automatic dividend reinvestment plan (“DRIP”). Each holder of at least one full share of our common stock will be automatically enrolled in the DRIP. Under the DRIP, distributions on shares of the Company’s common stock are automatically reinvested in additional shares of the Company’s common stock by American Stock Transfer and Trust Company, LLC (the “DRIP Agent”) unless a stockholder “opts-out” of the DRIP. Holders of the Company’s common stock who receive distributions in the form of additional shares of the Company’s common stock are nonetheless required to pay applicable federal, state or local taxes on the reinvested distribution but will not receive a corresponding cash distribution with which to pay any applicable tax. Holders of shares of the Company’s common stock who opt-out of participation in the DRIP (including those holders whose shares are held through a broker or other nominee who has opted out of participation in the DRIP) will receive all distributions in cash. Reinvested distributions increase the Company’s stockholders’ equity on which a management fee is payable to the Adviser.

If the Company declares a distribution payable in cash, the Company will issue shares of common stock to participants at a value equal to 95% of the market price per share of common stock at the close of regular trading on the payment date for such distribution unless the DRIP Agent otherwise purchases shares in the open market, as described below. The number of newly issued shares of common stock to be credited to each participant’s account will be determined by dividing the dollar amount of the distribution by 95% of the market price. Notwithstanding the foregoing, the Company reserves the right to purchase shares in the open market in connection with its implementation of the DRIP. The DRIP Agent may be instructed not to credit accounts with newly issued shares and instead to buy shares in the open market if (i) the price at which newly issued shares are to be credited does not exceed 110% of the last determined NAV of the shares; or (ii) the Company has advised the DRIP Agent that since such NAV was last determined, the Company has become aware of events that indicate the possibility of a material change in per share NAV as a result of which the NAV of the shares on the payment date might be higher than the price at which the DRIP Agent would credit newly issued shares to stockholders.

In the event that the DRIP Agent is instructed to buy shares of our common stock in the open market, the DRIP Agent (or the DRIP Agent’s broker) will have until the last business day before the next date on which the shares trade on an “ex-dividend” basis or 30 days after the payment date for the applicable distribution, whichever is sooner (the “Last Purchase Date”), to invest the distribution amount in shares acquired in the open market. Open market purchases may be made on any securities exchange where shares of our common stock are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the DRIP Agent shall determine. If, before the DRIP Agent has completed its open market purchases, the market price per share of our common stock exceeds the NAV per share, the average per share purchase price paid by the DRIP Agent may exceed the NAV of the shares, resulting in the acquisition of fewer shares than if the distribution had been paid in newly issued shares of common stock on the applicable payment date. Because of the foregoing difficulty with respect to open market purchases, the DRIP provides that if the DRIP Agent is unable to invest the full distribution amount in open market purchases during the purchase period or if the market discount shifts to a market premium of 10% or more of NAV during the purchase period, the DRIP Agent may cease making open market purchases and may invest the uninvested portion of the distribution amount in newly issued shares of common stock at the NAV per share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per share, the dollar amount of the distribution will be divided by 95% of the market price on the payment date.

There are no brokerage charges with respect to shares of common stock issued directly by the Company. However, whenever shares are purchased or sold on the NYSE or otherwise on the open market, each participant will pay a pro rata portion of brokerage trading fees, currently $0.10 per share purchased or sold. Brokerage trading fees will be deducted from amounts to be invested.

Holders of the Company’s common stock can also sell shares held in the DRIP account at any time by contacting the DRIP Agent in writing at American Stock Transfer and Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560. The DRIP Agent will mail a check to such holder (less applicable brokerage trading fees) on the settlement date, which is three business days after the shares have been sold. If a stockholder chooses to sell its shares through a broker, the holder will need to request that the DRIP Agent electronically transfer their shares to the broker through the Direct Registration System.

Stockholders participating in the DRIP may withdraw from the DRIP at any time by contacting the DRIP Agent in writing at American Stock Transfer and Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560. Such termination will be effective immediately if the notice is received by the DRIP Agent prior to any dividend or distribution record date; otherwise, such termination will be effective on the first trading day after the payment date for such dividend or distribution, with respect to any subsequent dividend or distribution. If a holder of the Company’s common stock withdraws, full shares will be credited to their account, and the stockholder will be sent a check for the cash adjustment of any fractional share at the market value per share of the Company’s common stock as of the close of business on the day the termination is effective, less any applicable fees. Alternatively, if the stockholder wishes, the DRIP Agent will sell their full and fractional shares and send them the proceeds, less a transaction fee of $15.00 and less brokerage trading fees of $0.10 per share. If a stockholder does not maintain at least one whole share of common stock in the DRIP account, the DRIP Agent may terminate such stockholder’s participation in the DRIP Plan after written notice. Upon termination, stockholders will be sent a check for the cash value of any fractional share in the DRIP account, less any applicable broker commissions and taxes.

Stockholders who are not participants in the DRIP, but hold at least one full share of our common stock, may join the DRIP by notifying the DRIP Agent in writing at American Stock Transfer and Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560. If received in proper form by the DRIP Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. If a stockholders wishes to participate in the DRIP and their shares are held in the name of a brokerage firm, bank or other nominee, the stockholder should contact their nominee to see if it will participate in the DRIP. If a stockholder wishes to participate in the DRIP Plan, but the brokerage firm, bank or other nominee is unable to participate on their behalf, the stockholder will need to request that their shares be re-registered in their own name, or the stockholder will not be able to participate. The DRIP Agent will administer the DRIP on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in their name and held for their account by their nominee.

Experience under the DRIP Plan may indicate that changes are desirable. Accordingly, the Company and the DRIP Agent reserve the right to amend or terminate the DRIP upon written notice to each participant at least 30 days before the record date for the payment of any dividend or distribution by the Company.

All correspondence or additional information about the DRIP should be directed to American Stock Transfer and Trust Company, LLC, 6201 15th Avenue, Brooklyn, NY 11219.

Additional Information

Management

Our Board of Directors (the “Board”) is responsible for managing the Company’s affairs, including the appointment of advisers and sub-advisers. The Board has appointed officers who assist in managing the Company’s day-to-day affairs.

The Board

The Board currently consists of six members, four of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Company. The Company refers to these directors as the Company’s “independent directors.”

Under our certificate of incorporation and bylaws, our board of directors is divided into three classes with staggered terms, with the term of only one of the three classes expiring at each annual meeting of our stockholders. The classification of the board across staggered terms may prevent replacement of a majority of the directors for up to a two-year period.

The directors and officers of the Company are listed below. Except as indicated, each individual has held the office shown or other offices with the same company for the last five years. Certain of the Company’s officers and directors also are officers or managers of our Adviser. None of our directors serves, nor have they served during the last five years, on the board of directors of another company registered under the Securities Exchange Act of 1934, as amended (or subject to the reporting requirements of Section 15(d) thereof), or registered under the 1940 Act (including any other companies in a fund complex with us).

Name, Address[1]	Position(s) held with	Term of Office and	Principal Occupation(s)
and Age	the Company	Length of Time Served	During the Past 5 Years

Interested Directors[2]

Thomas P. Majewski Age: 41	Class III Director and Chief Executive Officer	Since inception; Term expires 2017	Managing Partner of Eagle Point Credit Management LLC since September 2012; Managing Director and US Head of CLO Banking at RBS Securities Inc. from September 2011 to September 2012; President of AMP Capital Investors (US) Ltd. from August 2010 to September 2011.

James R. Matthews Age: 48	Class II Director and Chairperson of the Board	Since inception; Term expires 2016	Principal of Stone Point Capital LLC since October 2011; Senior Managing Director and Co-Head of Private Equity for Evercore Partners Inc. from January 2007 to October 2011.

Independent Directors

Scott W. Appleby Age: 51	Class I Director	Since inception; Term expires 2018	President of Appleby Capital, Inc. since April 2009.

Kevin F. McDonald Age: 49	Class III Director	Since inception; Term expires 2017	Director of Business Development of Folger Hill Asset Management, LP since December 2014; Principal of Taylor Investment Advisors, LP since 2002; Chief Executive Officer of Taylor Investment Advisors, LP from 2006 to December 2014.

Paul E. Tramontano Age: 54	Class II Director	Since inception; Term expires 2016	Managing Director and Portfolio Manager at First Republic Investment Management since October 2015; Co-Chief Executive Officer of Constellation Wealth Advisors LLC since April 2007 to October 2015.

Jeffrey L. Weiss Age: 54	Class I Director	Since inception; Term expires 2018	Private Investor since June 2012; Global Head of Financial Institutions at Barclays from August 2008 to June 2012.

[1]	The business address of each of our directors is c/o Eagle Point Credit Company Inc., 20 Horseneck Lane, Greenwich, Connecticut 06830.
[2]	Mr. Majewski is an interested director due to his position with the Adviser. Mr. Matthews is an interested director due to his position with Stone Point Capital LLC, the investment manager to the Trident V Funds, which are the primary owners of the Adviser.

The Company’s registration statement, prospectus and annual proxy statement include additional information about our directors. A copy of the prospectus and proxy statement is available free of charge at www.eaglepointcreditcompany.com or upon request by calling (844) 810-6501.

Officers

Information regarding our officers who are not directors is as follows:

Name,		Term of Office and
Address[1]	Positions Held with the	Length of Time	Principal Occupation(s)
and Age	Company	Served[2]	During the Last Five Years

Kenneth P. Onorio Age: 48	Chief Financial Officer and Chief Operating Officer	Since July 2014	Chief Financial Officer and Chief Operating Officer of Eagle Point Credit Management LLC since July 2014; Executive Director of Private Equity and Hedge Fund Administration at JPMorgan Alternative Investment Services from September 2008 to July 2014.

Courtney B. Fandrick Age: 33	Secretary	Since August 2015	Deputy Chief Compliance Officer of Eagle Point Credit Management LLC since December 2014; Senior Compliance Associate, Bridgewater Associates, LP from August 2007 to December 2014.

[1]	The business address of each of our officers is c/o Eagle Point Credit Company Inc., 20 Horseneck Lane, Greenwich, Connecticut 06830. All of our officers are officers or employees of the Adviser or affiliated companies.
[2]	Each officer holds office until his or her successor is chosen and qualifies, or until his or her earlier resignation or removal.

Director and Officer Compensation

Our directors received compensation from the Company in the amounts set forth in the following table during the fiscal year ended December 31, 2015.

Name	Aggregate Compensation from the Company[1,2]

Scott W. Appleby	$87,500
Kevin F. McDonald	$82,500
Paul E. Tramontano	$82,500
Jeffrey L. Weiss	$93,000
TOTAL	$345,500

[1]	For a discussion of the independent directors’ compensation, see below.
[2]	The Company does not maintain a pension plan or retirement plan for any of our directors.

As compensation for serving on the Board, from January 1, 2016, each independent director receives an annual fee of $75,000. The chairman of the audit committee receives an additional annual fee of $12,500 and the chairman of the nominating committee receives an additional annual fee of $5,000 for their services in these capacities. In addition, each independent director receives $1,750 for each regularly scheduled Board meeting attended, $500 for each other Board meeting attended at which action is taken, and $500 for each committee meeting attended at which action is taken (except that separate compensation for committee meetings is not received if such meeting is held on the same day as a meeting of the Board), as well as reasonable out-of-pocket expenses incurred in attending such meetings.

No compensation was, or is expected to be, paid by us to our directors who are “interested persons” of us, as such term is defined in the 1940 Act, or to our officers. Our officers, Mr. Majewski, Mr. Onorio and Ms. Fandrick, are compensated by the Adviser or one of its affiliates, as applicable.

Stockholder Meeting Information

An annual meeting of stockholders of the Company was held on May 20, 2015. At the meeting, the two nominees for reelection as Class I directors, Scott W. Appleby and Jeffrey L. Weiss, were each elected to serve as a director for a three-year term expiring at the Company’s 2018 annual meeting or until his successor is duly elected and qualified. A discussion regarding the voting at such meeting is available in our semiannual report for the period ended June 30, 2015. A copy of the semiannual report is available free of charge at www.eaglepointcreditcompany.com, upon request by calling (844) 810-6501, or from the EDGAR Database on the SEC’s website (www.sec.gov).

Advisory Agreement

Subject to the overall supervision of our Board, the Adviser manages the day-to-day operations of, and provides investment advisory and management services to, us pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). A discussion regarding the basis for the Board’s approval of the Advisory Agreement is available in our semiannual report for the period ended June 30, 2014. A copy of the semiannual report is available free of charge at www.eaglepointcreditcompany.com, upon request by calling (844) 810-6501, or from the EDGAR Database on the SEC’s website (www.sec.gov).

Portfolio Information

The Company files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Company’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The SEC’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Company also makes its Form N-Q filings available on its website at www.eaglepointcreditcompany.com.

Proxy Information

The Company has delegated its proxy voting responsibility to Eagle Point. A description of these policies and procedures is available (1) without charge, upon request, by calling toll free (844) 810-6501; and (2) on the SEC’s website at http://www.sec.gov.

Information regarding how the Company voted proxies relating to portfolio securities for the 12-month period ending June 30, 2015 is available: (1) without charge, upon request, by calling toll free (844) 810-6501; and (2) on the SEC’s website at http://www.sec.gov. The Company also makes this information available on its website at www.eaglepointcreditcompany.com.

Tax Information

For our tax year ended November 30, 2015, the Company recorded distributions on our common stock equal to $2.35 per share or $32,461,954.

Privacy Information

The Company is committed to protecting your privacy. This privacy notice explains privacy policies of Eagle Point Credit Company Inc. and its affiliated companies. The terms of this notice apply to both current and former stockholders.

The Company will safeguard, according to strict standards of security and confidentiality, all information it receives about you. With regard to this information, the Company maintains procedural safeguards that comply with federal standards.

The Company’s goal is to limit the collection and use of information about you. When you purchase shares of the Company’s common stock, the transfer agent collects personal information about you, such as your name, address, social security number or tax identification number.

This information is used only so that the Company can send you annual and semiannual reports, proxy statements and other information required by law, and to send you information it believes may be of interest to you. The Company does not share such information with any non-affiliated third party except as described below:

•	It is the Company’s policy that only authorized employees of its investment adviser, Eagle Point Credit Management LLC, and its affiliates who need to know your personal information will have access to it.

•	The Company may disclose stockholder-related information to unaffiliated third party financial service providers (which may include a custodian, transfer agent, accountant or financial printer) who need to know that information in order to provide services to you or to the Company. These companies are required to protect your information and use it solely for the purpose for which they received it.

If required by law, the Company may disclose stockholder-related information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

[End of Annual Report. Back Cover Follows.]

Eagle Point Credit Company Inc.

20 Horseneck Lane

Greenwich, CT 06830

(203) 340 8500

Investment Adviser

Eagle Point Credit Management LLC

20 Horseneck Lane

Greenwich, CT 06830

Transfer Agent, Registrar, Dividend

Disbursement and Stockholder Servicing Agent

American Stock Transfer and Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

(800) 937 5449

www.eaglepointcreditcompany.com

© Eagle Point Credit Company Inc. All rights reserved.

Item 2. Code of Ethics

As of the end of the period covered by this report, Eagle Point Credit Company Inc. (the “registrant”) has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “SOX Code of Ethics”). The registrant did not amend, or grant any waivers from, any provisions of the SOX Code of Ethics during the period covered by this report. The registrant’s SOX Code of Ethics is available upon request to any person without charge. Such requests should be submitted to the registrant’s Chief Compliance Officer at (203) 340-8500, toll free (844) 810-6501 or cco@eaglepointcredit.com.

Item 3. Audit Committee Financial Expert

The registrant’s board of directors has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The board of directors has determined that Jeffrey Weiss satisfies the requirements of an audit committee financial expert. Mr. Weiss is “independent” within the meaning of that term used in Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a)	Audit Fees. The aggregate fees billed for professional services rendered by KPMG LLP (“KPMG”), the registrant’s independent registered public accounting firm, for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2014 and December 31, 2015 were $125,000, and $175,000, respectively.

(b)	Audit-Related Fees. The aggregate fees billed for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item 4 in the fiscal years ending December 31, 2014 and December 31, 2015 were $0, and $0, respectively.

(c)	Tax Fees. The aggregate fees billed for professional services by KPMG for tax compliance, tax advice and tax planning in the fiscal years ended December 31, 2014 and December 31, 2015 were $32,500 and $87,965, respectively. These fees were in connection with the preparation of the registrant’s regulated investment company tax compliance and related tax advice.

(d)	All Other Fees. The aggregate fees billed for assurance and related services by KPMG in the fiscal years ended December 31, 2014 and December 31, 2015 were $250,000 and $278,000, respectively. The fees incurred in the 2014 fiscal year were in connection with the registrant’s initial public offering. The fees incurred in the 2015 fiscal year were in connection with the registrant’s preferred stock offering, notes offering and shelf registration.

(e)	(1) The registrant’s Audit Committee has adopted written policies relating to the pre-approval of audit and permitted non-audit services to be performed by the registrant’s independent registered public accounting firm. Under the policies, on an annual basis, the registrant’s Audit Committee reviews and pre-approves proposed audit and permitted non-audit services to be performed by the independent registered public accounting firm on behalf of the registrant.

In addition, the registrant’s Audit Committee pre-approves annually any permitted non-audit services (including audit-related services) to be provided by the independent registered public accounting firm to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant (together, the “Service Affiliates”), provided, in each case, that the engagement relates directly to the operations and financial reporting of the registrant. Although the Audit Committee does not pre-approve all services provided by the independent registered public accounting firm to Service Affiliates (for instance, if the engagement does not relate directly to the operations and financial reporting of the registrant), the Audit Committee receives an annual report showing the aggregate fees paid by Service Affiliates for such services.

The registrant’s Audit Committee may also from time to time pre-approve individual non-audit services to be provided to the registrant or a Service Affiliate that were not pre-approved as part of the annual process described above. The Audit Committee may form and delegate authority to subcommittees consisting of one (1) or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that any decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.

The pre-approval policies provide for waivers of the requirement that the Audit Committee pre-approve permitted non-audit services provided to the registrant pursuant to de minimis exceptions described in Section 10A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and applicable regulations.

(2) 100% of the independent accountant’s expenses were pre-approved by the Audit Committee.

(f)	Not Applicable

(g)	For the fiscal years ended December 31, 2014 and December 31, 2015, the aggregate fees billed by KPMG for non-audit services rendered to the registrant and for non-audit services rendered to the registrant’s investment adviser and/or to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant were $282,500 and $404,065, respectively. For the year ended December 31, 2014, these fees were in connection with the registrant’s initial public offering and for tax compliance, tax advice and tax planning. For the year ended, December 31, 2015, these fees were for the services rendered in connection with tax compliance, tax advice, tax planning and track record verification for the registrant’s investment adviser.

(h)	The registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the investment adviser and/or to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5. Audit Committee of Listed Registrant

The registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The members of the committee are Jeffrey L. Weiss (chair), Scott Appleby, Kevin McDonald and Paul Tramontano.

Item 6. Investments

A schedule of investments is included in the Company’s report to stockholders under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The registrant has delegated its proxy voting responsibility to Eagle Point Credit Management LLC (the “Adviser”). The Proxy Voting Policies and Procedures of the Adviser are set forth below. The guidelines will be reviewed periodically by the Adviser and the registrant’s independent directors, and, accordingly, are subject to change.

Introduction

An investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, the Adviser recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of the Adviser’s clients.

These policies and procedures for voting proxies for the Adviser’s investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

Based on the nature of the registrant’s investment strategy, the Adviser does not expect to receive proxy proposals but may from time to time receive amendments, consents or resolutions applicable to investments held by the registrant. The Adviser’s general policy is to exercise voting or consult authority in a manner that serves the interests of the registrant’s stockholders. The Adviser may occasionally be subject to material conflicts of interest in voting proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. If at any time the Adviser becomes aware of a material conflict of interest relating to a particular proxy proposal, the Adviser’s Chief Compliance Officer will review the proposal and determine how to vote the proxy in a manner consistent with interests of the registrant’s stockholders.

Proxy Voting Records

Information regarding how the Adviser voted proxies relating to the registrant’s portfolio securities is available: (1) without charge, upon request, by calling toll free (844) 810-6501; and (2) on the SEC’s website at http://www.sec.gov. You may also obtain information about how the Adviser voted proxies by making a written request for proxy voting information to: Eagle Point Credit Management LLC, 20 Horseneck Lane, Greenwich, CT 06830 or cco@eaglepointcredit.com.

Item 8. Portfolio Managers of Closed-End Investment Companies

Information pertaining to the portfolio managers of the registrant, and information relating to the registrant’s investment adviser, is set forth below as of December 31, 2015.

The management of the registrant’s investment portfolio is the responsibility of the Adviser pursuant to an investment advisory agreement (“Investment Advisory Agreement”). The Adviser provides investment advisory services to pooled investment vehicles, separately managed accounts, and the registrant (collectively, the “Accounts”). The terms and conditions of the Accounts may vary depending on the type of services provided or the type of client, and these terms and conditions may also vary from client to client.

There are no restrictions on the ability of the Adviser and certain of its affiliates to manage accounts for multiple clients, including accounts for affiliates of the Adviser or their directors, officers or employees, following the same, similar or different investment objectives, philosophies and strategies as those used by the Adviser for the registrant’s account. In those situations, the Adviser and its affiliates may have conflicts of interest in allocating investment opportunities between the registrant and any other account managed by the Adviser. Such conflicts of interest would be expected to be heightened where the Adviser manages an account for an affiliate or its directors, officers or employees. Additionally, accounts managed by the Adviser or certain of its affiliates may hold certain investments in collateralized loan obligations (“CLOs”), such as debt tranches, which conflict with the positions held by other accounts in such CLOs, such as the registrant. In these cases, when exercising the rights of each account with respect to such investments, the Adviser and/or its affiliate will have a conflict of interest as actions on behalf of one account may have an adverse effect on another account managed by the Adviser or such affiliate, including the registrant.

The registrant’s executive officers and Directors, as well as the current and future members of the Adviser, may serve as officers, directors or principals of other entities that operate in the same or a related line of business as the registrant. Accordingly, they may have obligations to investors in those entities, the fulfillment of which obligations may not be in the best interests of the registrant or the registrant’s common stockholders.

Further, the professional staff of the Adviser will devote as much time to the registrant as such professionals deem appropriate to perform their duties in accordance with the Investment Advisory Agreement. However, such persons may be committed to providing investment advisory and other services for other clients and engage in other business ventures in which the registrant has no interest. As a result of these separate business activities, the Adviser may have conflicts of interest in allocating management time, services and functions among the registrant and its affiliates and other business ventures or clients.

The Adviser owes a duty of loyalty to its clients, including the registrant, and must treat each client fairly. When the Adviser purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. To this end, the Adviser has adopted policies and procedures pursuant to which it allocates investment opportunities appropriate for more than one client account in a manner deemed appropriate in its sole discretion to achieve a fair and equitable result over time. Pursuant to these policies and procedures, when allocating investment opportunities, the Adviser may take into account regulatory, tax or legal requirements applicable to an account. In allocating investment opportunities, the Adviser may use rotational, percentage or other allocation methods provided that doing so is consistent with the Adviser’s internal conflict of interest and allocation policies and the requirements of the Advisers Act, the Investment Company Act of 1940, as amended (the “1940 Act”), and other applicable laws. There is no assurance that investment opportunities will be allocated to any particular account equitably in the short-term or that any such account will be able to participate in all investment opportunities that are suitable for it.

In the ordinary course of business, the registrant may enter into transactions with persons who are affiliated with the registrant by reason of being under common control of the Adviser or its affiliates. In order to ensure that the registrant does not engage in any prohibited transactions with any affiliated persons, the registrant has implemented certain policies and procedures whereby its executive officers screen each of its transactions for any possible affiliations between the registrant, the Adviser and its affiliates and the registrant’s directors. The registrant will not enter into any such transactions unless and until it is satisfied that doing so will not raise concerns under the 1940 Act or, if such concerns exist, the registrant has taken appropriate actions to seek review and approval of the Board of Directors or exemptive relief for such transaction. The registrant’s affiliations may require it to forgo attractive investment opportunities.

The registrant may co-invest on a concurrent basis with other accounts managed by the Adviser subject to compliance with applicable regulations and regulatory guidance and applicable written allocation procedures. The registrant has received exemptive relief from the SEC that permits it to participate in certain negotiated co-investments alongside other accounts managed by the Adviser, subject to certain conditions including (i) that a majority of the registrant’s directors who have no financial interest in the transaction and a majority of the registrant’s directors who are not interested persons, as defined in the 1940 Act, of the registrant approve the co-investment and (ii) the price, terms and conditions of the co-investment are the same for each participant. A copy of the registrant’s application for exemptive relief, including all of the conditions, and the related order are available on the SEC’s website at www.sec.gov.

In order to address such conflicts of interest, the registrant has adopted a Code of Ethics. Similarly, the Adviser has separately adopted a Code of Ethics (“Code”) and certain compliance policies and procedures, including investment allocation policies and procedures. The Adviser’s Code requires the officers and employees of the Adviser to act in the best interests of its client accounts (including the registrant), act in good faith and in an ethical manner, avoid conflicts of interests with the client accounts to the extent reasonably possible and identify and manage conflicts of interest to the extent that they arise. Personnel subject to each code of ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements.

Investment Personnel. The senior investment team of the Adviser is primarily responsible for the registrant’s day-to-day investment management and the implementation of the registrant’s investment strategy and process, with oversight provided by the Adviser’s board of managers. Biographical information on the senior investment team, each of whom has served as a portfolio manager since the registrant’s inception, is set forth below:

Thomas P. Majewski, Managing Partner (Since November 2012).  Mr. Majewski is the Managing Partner and founder of the Adviser. Mr. Majewski has been involved in the formation and/or monetization of many CLO transactions across multiple market cycles. Mr. Majewski led the creation of some of the earliest refinancing CLOs, introducing techniques that are now commonplace in the market. He has spent his entire career in the structured finance and credit markets. Mr. Majewski is a member of the Adviser’s board of managers. Mr. Majewski’s experience in the CLO market dates back to the 1990s.

Prior to joining the Adviser, Mr. Majewski was a Managing Director and U.S. Head of CLOs at RBS Securities Inc. (“RBS”) from September 2011 through September 2012, where he was responsible for all aspects of RBS’s new-issue CLO platform. Prior to joining RBS, Mr. Majewski was the U.S. country head at AMP Capital Investors (US) Ltd., from August 2010 through September 2011, and AE Capital Advisers (US) LLC, from April 2008 through August 2010, where he was responsible for investing in credit, structured products and other private assets on behalf of several Australian investors. Prior to this, Mr. Majewski was a Managing Director and head of CLO Banking at Merrill Lynch Pierce Fenner and Smith Inc. Mr. Majewski also has held leadership positions within the CLO groups at JPMorgan Securities Inc. and Bear, Stearns & Co. Inc. Mr. Majewski has a B.S. in accounting from Binghamton University and has been a Certified Public Accountant (inactive).

Daniel W. Ko, Portfolio Manager (Since December 2012).  Mr. Ko is a Portfolio Manager of the Adviser. He is responsible for manager evaluation and structuring investment opportunities in the primary CLO market, analyzing secondary CLO market opportunities, executing trades and monitoring investments. Mr. Ko has specialized in structured finance throughout his entire career.

Prior to joining the Adviser, Mr. Ko was with Bank of America Merrill Lynch (“BAML”) for the previous six years, most recently as Vice President of the CLO structuring group, where he was responsible for modeling the projected deal cash flows, negotiating deal terms with both debt and equity investors and coordinating the rating process. In addition, he was responsible for exploring non-standard structuring initiatives such as financing trades with dynamic leverage, emerging market collateralized bond obligations and European CLOs. Prior to joining the CLO structuring group, Mr. Ko managed BAML’s legacy CLO, trust-preferred securities CDO and asset-backed securities CDO portfolios. Prior to Bank of America’s merger with Merrill Lynch, Mr. Ko was an associate in Merrill Lynch’s CDO structuring group. Mr. Ko graduated magna cum laude from the University of Pennsylvania’s Wharton School with a B.S. in finance and accounting.

Daniel M. Spinner (CAIA), Portfolio Manager (Since February 2013).  Mr. Spinner is a Portfolio Manager of the Adviser. He is primarily responsible for manager evaluation and due diligence and for monitoring investments. Mr. Spinner is also actively involved with investor relations and communications. Mr. Spinner is an alternative asset management industry specialist with 19 years of experience advising, financing and investing in alternative asset management firms and funds. Mr. Spinner’s experience in the CLO market dates back to the late 1990s.

Prior to joining the Adviser, Mr. Spinner was an Investment Analyst at the 1199SEIU Benefit and Pension Funds, from June 2009 to February 2013, where he oversaw the private equity, special opportunities credit and real estate allocations. The 1199SEIU Benefit and Pension Funds are collectively among the largest Taft-Hartley plans in the U.S. Prior to this, Mr. Spinner was a Managing Director at Bear, Stearns & Co. Inc. focused on alternative asset managers. Prior to Bear Stearns, Mr. Spinner was the co-founder and president of Structured Capital Partners, Inc., a financial holding company formed to invest in structured credit managers. Mr. Spinner began his career as an investment banker in the Financial Institutions Group at JPMorgan Securities Inc., where he had coverage responsibility for asset management firms including CLO collateral managers. Mr. Spinner earned a B.A., summa cum laude, from Gettysburg College and an M.B.A. from Columbia University.

The following table sets forth other accounts within each category listed for which members of the senior investment team are jointly and primarily responsible for day-to-day portfolio management as of December 31, 2015. Each of the accounts is subject to a performance fee, except three accounts listed under “other accounts” with total assets of $41.9 million.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Thomas P. Majewski	1	$269.0	1	$510.0	7	$138.2
Daniel W. Ko	1	$269.0	1	$510.0	7	$138.2
Daniel M. Spinner	1	$269.0	1	$510.0	7	$138.2

Compensation.

The Adviser pays its investment professionals out of its total revenues, including the advisory fees earned with respect to providing advisory services to the registrant. Professional compensation at the Adviser is structured so that key professionals benefit from strong investment performance generated on the accounts that the Adviser manages and from their longevity with the Adviser. Each member of the senior investment team has equity ownership interests in the Adviser and related long-term incentives. Members of the senior investment team also receive a fixed base salary and an annual market and performance-based cash bonus. The bonus is determined by the Adviser’s board of managers, and is based on both quantitative and qualitative analysis of several factors, including the profitability of the Adviser and the contribution of the individual employee. Many of the factors considered by management in reaching its compensation determinations will be impacted by the registrant’s long-term performance and the value of the registrant’s assets as well as the portfolios managed for the Adviser’s other clients.

Securities Owned in the Company by Portfolio Managers.

The table below sets forth the dollar range of the value of the shares of the registrant’s equity securities which are owned beneficially by each portfolio manager as of December 31, 2015. For purposes of this table, beneficial ownership is defined to mean a direct or indirect pecuniary interest.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Company(1)
Thomas P. Majewski	$500,001 – $1,000,000
Daniel W. Ko	$100,001 – $500,000
Daniel M. Spinner	$500,001 – $1,000,000

(1)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000, $500,001 – $1,000,000 and over $1,000,000.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases

There have been no purchases by or on behalf of the registrant of shares or other units of any class of the registrant’s equity securities that are registered pursuant to Section 12 of the Exchange Act during the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which stockholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30(a)-3(c) under 1940 Act) are effective as of a date within 90 days of the filing of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) (2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EAGLE POINT CREDIT COMPANY INC.

By:	/s/ Thomas P. Majewski
Thomas P. Majewski
Chief Executive Officer
Date:	February 26, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacity and on the dates indicated.

By:	/s/ Thomas P. Majewski
Thomas P. Majewski
Chief Executive Officer (principal executive officer)
Date:	February 26, 2016

By:	/s/ Kenneth P. Onorio
Kenneth P. Onorio
Chief Financial Officer (principal financial officer)
Date:	February 26, 2016